POLEN GROWTH FUND

Retail Class	Institutional Class
POLRX	POLIX
of
FundVantage Trust

PROSPECTUS
July 1, 2010

This prospectus gives vital information about the Polen Growth Fund (the “Fund”), including information on investment policies, risks and fees. For your own benefit and protection, please read the prospectus before you invest, and keep it on hand for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

FUND SUMMARY
POLEN GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks to achieve long-term growth of capital.

EXPENSES AND FEES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

	Retail Class	Institutional Class
Maximum Sales Charge (Load) imposed on Purchases (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	1.00%	1.00%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	None
Other Expenses[1]	0.27%	0.27%
Total Annual Fund Operating Expenses[2]	1.52%	1.27%
Fee Waiver and/or Expense Reimbursement[2]	(0.27)%	(0.27)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	1.25%	1.00%

[1]	“Other expenses” are based on estimated amounts for the current fiscal year.

[2]	The Adviser has contractually agreed to waive or otherwise reduce its annual compensation received from the Fund to the extent that the Fund’s “Total Annual Fund Operating Expenses,” excluding taxes, any class-specific expenses (such as Rule 12b-1 distribution fees, shareholder service fees, or transfer agency fees), “Acquired Fund Fees and Expenses,” interest, extraordinary items and brokerage commissions, exceeds 1.00% of average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2011, unless the Board of Trustees approves its earlier termination.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Retail Class shares and $100,000 (investment minimum) in Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years

Retail Class	$127	$454
Institutional Class	$1,020	$3,761

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

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SUMMARY OF PRINCIPAL INVESTMENT STRATEGIES

The Fund typically invests in a focused portfolio of common stocks of large capitalization companies (market capitalizations greater than $5 billion at the time of purchase) that, in the investment adviser’s opinion, have a sustainable competitive advantage. In addition, the Fund may from time to time purchase a common stock, including the common stock of a medium capitalization company (market capitalizations greater than $2 billion but less than $5 billion at the time of purchase), that does not meet this criteria if, in the investment adviser’s opinion, the stock represents a particularly attractive investment opportunity.

The investment adviser employs an intensive fundamental research process that it calls the Systematic Valuation Discipline in order to identify companies that the investment adviser believes have certain attractive characteristics, which are typically reflective of an underlying competitive advantage. Those characteristics include: consistent and sustainable high return on capital, vibrant earnings growth, robust free cash flow generation, strong balance sheets, and competent and shareholder-oriented management teams. The companies in which the Fund invests generally have, in the opinion of the investment adviser, a sustainable competitive advantage within an industry with high barriers to entry.

The investment advisor believes that consistent earnings growth is the primary driver of intrinsic value growth and long-term stock price appreciation. Accordingly, the investment advisor focuses it efforts on identifying and investing in a concentrated portfolio of high-quality large capitalization growth companies that, in the investment advisor’s opinion, are able to deliver sustainable above average earnings growth driven by a sustainable competitive advantage. The investment advisor believes that such companies not only have the potential to contribute greater returns to the Fund, but also may hold less risk of loss of capital.

The Fund is non-diversified, which means that a significant portion of the Fund’s assets may be invested in the securities of a single or small number of companies and/or in a more limited number of sectors than a diversified mutual fund. Although the Fund may not “concentrate” (invest 25% or more of its net assets) in any industry, the Fund may focus its investments from time to time in one or more sectors of the economy or stock market.

The Fund will usually sell a security if, in the view of the investment adviser, there is a potential threat to the company’s competitive advantage or a degradation in its prospects for vibrant, long-term earnings growth. The investment adviser may also sell a security if it is deemed to be overvalued or if a more attractive investment opportunity exists. Although the investment advisor may purchase and then sell a security in a shorter period of time, the investment advisor typically invests in securities with the expectation of holding those investments on a long term basis.

SUMMARY OF PRINCIPAL RISKS

The Fund is subject to the principal risks summarized below. These risks could adversely affect the Fund’s net asset value, yield and total return. It is possible to lose money by investing in the Fund.

•	Market Risk: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

•	Management Risk: As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds. The Adviser may also miss out on an investment opportunity because the assets necessary to take advantage of the opportunity are tied up in less advantageous investments.

•	Non-Diversification Risk: The risk that since the Fund is non-diversified and may invest a larger portion of its assets in the securities of a single issuer than a diversified fund, an investment in the Fund could fluctuate in value more than an investment in a diversified fund.

•	Sector Risk: Although the Fund may not “concentrate” (invest 25% or more of its net assets) in any industry, it may focus its investments from time to time on one or more economic sectors. To the extent that it does so, developments affecting companies in that sector or sectors will likely have a magnified effect on the Fund’s net asset value and total returns and may subject the Fund to greater risk of loss. Accordingly, the Fund could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities and sectors.

•	Limited History of Operations: The Fund is a recently formed mutual fund and has a limited history of operations. The Adviser also has a limited history operating as a mutual fund, but its portfolio manager and employees are persons with experience in managing investment portfolios, including portfolios with similar types of investments to those in which the Fund invests.

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PERFORMANCE INFORMATION

The Fund’s performance information is only shown when the Fund has had a full calendar year of operations. There is no performance information included in this Prospectus.

MANAGEMENT OF THE FUND

Investment Adviser

Polen Capital Management, LLC

Portfolio Managers

•	David Polen is Chief Executive Officer and Chief Investment Officer of PCM and has been a member of the team managing the Fund since its inception in 2010.

•	Dan Davidowitz is a Portfolio Manager and Analyst with PCM and has been a member of the team managing the Fund since its inception in 2010.

PURCHASE AND SALE OF FUND SHARES

Minimum Investment Requirements

Account Type	Minimum	Retail Class	Institutional Class
Regular Accounts	Initial Investment	$3,000	$100,000

	Additional Investments	$100	$500

Individual Retirement Accounts	Initial Investment	$2,000	Not Available

	Additional Investments	$100	Not Available

Automatic Investment Plan	Initial Investment	$2,000	Not Available

	Additional Investments	$100	Not Available

You can only purchase and redeem shares of the Fund on days the New York Stock Exchange (the “Exchange”) is open and through the means described below.

Purchase or redemption by mail:

Regular Mail:	Overnight Mail:
Polen Growth Fund	Polen Growth Fund
FundVantage Trust	FundVantage Trust
c/o PNC Global Investment Servicing	c/o PNC Global Investment Servicing
P.O. Box 9829	101 Sabin Street
Providence, RI 02940-8029	Pawtucket, RI 02860-1427

Purchase by wire:PNC Bank, N.A. Pittsburgh, PA
ABA No: 031000053
DDA No: 8611732768
Credit: Polen Growth Fund
FBO: Shareholder name and account number

If you have questions regarding the purchase of Fund shares, call toll-free (888) 678-6027 before 4:00 p.m. Eastern time.

Redemption by telephone:

Call (888) 678-6027.

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TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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MORE INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE,
STRATEGIES AND RISKS

INVESTMENT OBJECTIVE

The Fund seeks to achieve long-term growth of capital. The Fund’s investment objective may be changed without shareholder approval. There is no guarantee that the Fund will achieve its investment objective.

OTHER INVESTMENT STRATEGIES

The Fund may borrow to the extent permitted by the Investment Company Act of 1940, as amended (“1940 Act”). At times, the Fund may be required to segregate or earmark certain assets determined to be liquid by the investment adviser (generally, short-term investment grade fixed income securities) to cover borrowings.

The investments and strategies discussed above are those that the investment adviser will use under normal market conditions. The Fund also may use other strategies and engage in other investment practices, which are described in the Fund’s SAI.

In anticipation of or in response to adverse market or other conditions or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in U.S. Government securities, money market funds, cash or cash equivalents. The investment adviser will determine when market conditions warrant temporary defensive measures. Under such conditions, the Fund may not invest in accordance with its investment objective or principal investment strategy and, as a result, there is no assurance that the Fund will achieve its investment objective.

RISKS

The Fund is subject to the principal risks summarized below. These risks could adversely affect the Fund’s net asset value, yield and total return. It is possible to lose money by investing in the Fund.

•	Market Risk: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Mid-cap companies may be more vulnerable than large-cap companies to adverse business or economic developments. Securities of such companies may be less liquid and more volatile than securities of large-cap companies and therefore may involve greater risk.

•	Management Risk: As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds. The Adviser may also miss out on an investment opportunity because the assets necessary to take advantage of the opportunity are tied up in less advantageous investments.

•	Non-Diversification Risk: The risk that since the Fund is non-diversified and may invest a larger portion of its assets in the securities of a single issuer than a diversified fund, an investment in the Fund could fluctuate in value more than an investment in a diversified fund.

•	Sector Risk: Although the Fund may not “concentrate” (invest 25% or more of its net assets) in any industry, it may focus its investments from time to time on one or more economic sectors. To the extent that it does so, developments affecting companies in that sector or sectors will likely have a magnified effect on the Fund’s net asset value and total returns and may subject the Fund to greater risk of loss. Accordingly, the Fund could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities and sectors.

•	Limited History of Operations: The Fund is a recently formed mutual fund and has a limited history of operations. The Adviser also has a limited history operating as a mutual fund, but its portfolio manager and employees are persons with experience in managing investment portfolios, including portfolios with similar types of investments to those in which the Fund invests.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of their portfolio securities is available in the Fund’s SAI, which is available, free of charge, by calling (888) 678-6027 and on the Fund’s website at www.polencapital.com. The SAI may also be viewed or downloaded, free of charge, from the EDGAR database on the SEC’s website at www.sec.gov.

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MORE INFORMATION ABOUT MANAGEMENT OF THE FUND

The Board of Trustees of the Trust supervises the management, activities and affairs of the Fund and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Fund and its shareholders.

INVESTMENT ADVISER

Polen Capital Management, LLC (“PCM” or the “Adviser”) is a registered investment adviser located at 2700 N. Military Trail, Suite 230, Boca Raton, FL 33431. PCM was founded in 1979 and, in addition to serving as the investment adviser to the Fund, provides portfolio management services to individuals, pension and profit sharing plans, other pooled investment vehicles, charitable organizations, state or municipal government agencies and other businesses. As of March 31, 2010, PCM had approximately $729 million in assets under management. PCM, subject to the general oversight of the Trust’s Board of Trustees, has overall responsibility for directing the investments of the Fund in accordance with its investment objective, policies and limitations. PCM is entitled to receive an investment advisory fee of 1.00% of the Fund’s average net assets.

A discussion of the basis for the Board of Trustees’ approval of the investment management contract between PCM and the Trust, on behalf of the Fund, is available in the Fund’s semi-annual report to shareholders.

PORTFOLIO MANAGERS

David Polen, Chief Executive Officer, Chief Investment Officer and Portfolio Manager, is a member of the investment team at PCM. Mr. Polen founded PCM in 1979 and developed PCM’s proprietary Systematic Valuation Discipline (the “SVD”). The SVD is used to manage the Fund and has been used to manage PCM’s separately managed accounts for more than 21 years. Mr. Polen holds a B.A. from Brooklyn College of the City University of New York and more than forty years of experience in the investment business.

Dan Davidowitz, CFA, Portfolio Manager and Analyst, is a member of the investment team at PCM and joined PCM in 2005 after spending five years as Vice President and Research Analyst at Osprey Partners Investment Management. Mr. Davidowitz is responsible for portfolio management and investment analysis for the Fund. Mr. Davidowitz received his B.S. with high honors in Public Health from Rutgers University and an M.B.A. from the City University of New York, Baruch College Zicklin School of Business.

ANALYST

Damon Ficklin, Research Analyst, is a member of the investment team at PCM. Mr. Ficklin joined PCM in 2003 and provides investment analysis for the Fund. Mr. Ficklin earned a B.S., magna cum laude, in Accounting from the University of South Florida, an M.S.A. from Appalachian State University, and an M.B.A. with high honors from The University of Chicago Booth School of Business.

The Fund’s SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of Fund shares.

PRIOR PERFORMANCE OF THE INVESTMENT ADVISER

Shown on the opposite page is performance information for the Adviser’s Large Capitalization Equity Composite (the “Composite”), a composite of all fully discretionary accounts managed by the Adviser that are not managed within a wrap fee structure. These accounts are managed with the same investment objective as the Fund, and are subject to substantially similar investment policies and techniques as those used by the Fund. The results presented are not intended to predict or suggest the return to be experienced by the Fund or the return that an individual investor might achieve by investing in the Fund.

The Composite for which results are reported is both gross of fees and “net” of fees (after deduction of advisory, brokerage and other expenses excluding fees paid separately by the investor such as custody fees). However, the Composite is not subject to the same type of expenses to which the Fund is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act or the Internal Revenue Code of 1986, as amended. Consequently, the performance results for the Composite could have been adversely affected if the separate accounts had been regulated as an investment company. In addition, to the extent that operating expenses incurred by the separate accounts are lower than the expected operating expenses of the Fund, the performance results of the Composite would be greater than what Fund performance would have been.

Past performance is not indicative of future results. The actual return and value of an account will fluctuate and at any point in time could be worth more or less than the amount initially invested.

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Historical Performance of Composite

	Total Firm	Composite Assets		Annual Performance Results
	Assets	U.S. Dollars	Number of	Composite		S&P	Russell 1000	Composite
Year End	(millions)	(millions)	Accounts	Gross	Net	500	Growth	Dispersion

2009	623	235	129	39.73%	38.49%	26.46%	37.21%	0.30%
2008	268	152	121	(27.84%)	(28.44%)	(37.00%)	(38.44%)	0.30%
2007	682	504	152	10.73%	9.82%	5.49%	11.81%	0.20%
2006	730	533	224	15.07%	14.12%	15.80%	9.07%	0.10%
2005	1,849	986	430	(0.51%)	(1.42%)	4.91%	5.26%	0.20%
2004	2,017	1,160	693	8.76%	7.78%	10.88%	6.30%	0.20%
2003	1,617	969	570	17.72%	16.67%	28.68%	29.75%	0.60%
2002	970	544	420	(6.69%)	(7.54%)	(22.06%)	(27.88%)	0.40%
2001	703	417	305	(4.61%)	(5.50%)	(11.93%)	(20.42%)	0.60%
2000	622	363	239	(3.50%)	(4.45%)	(9.10%)	(22.42%)	0.50%
1999	640	385	233	23.89%	22.63%	21.04%	33.16%	0.60%
1998	418	266	205	31.61%	30.20%	28.58%	38.71%	0.70%
1997	252	147	160	37.14%	35.64%	33.36%	30.49%	0.90%
1996	140	94	125	31.95%	30.43%	22.96%	23.12%	0.70%
1995	70	46	63	48.08%	46.34%	37.58%	37.18%	1.10%
1994	32	18	28	10.11%	8.94%	1.32%	2.62%	1.60%
1993	24	16	27	13.07%	11.85%	10.08%	2.87%	2.90%

	Average Annualized Returns of Composite
	Gross	Net	S&P 500	Russell 1000 Growth

1 Year	39.73%	38.49%	26.46%	37.21%
3 Years	3.74%	2.86%	(5.63%)	(1.89%)
5 Years	5.03%	4.13%	0.42%	1.63%
10 Years	3.46%	2.54%	(0.95%)	(3.99%)
15 Years	12.86%	11.78%	8.04%	6.87%
20 Years	13.51%	12.37%	8.21%	7.48%
Since Inception (12/31/88)	14.29%	13.14%	9.22%	8.69%

The results shown above:  (1) represent a composite of fully discretionary accounts, that are not managed within a wrap fee structure, with substantially similar investment objectives, policies and strategies to the Fund, including those accounts no longer with the firm; (2) are time weighted total rates of return expressed in U.S. Dollars; (3) reflect all income, gains and losses and the reinvestment of any dividends or capital gains without provision for federal or state income taxes; and (4) are shown both gross of fees and “net” of fees (after deduction of advisory, brokerage or other expenses (excluding fees such as custody fees, consulting fees or fees of other service providers which are paid separately by the investor)). Net of fees performance was calculated using actual management fees.

“Firm” assets include all fee-paying accounts of the Adviser under management.

The “Annual Composite Dispersion” presented is an asset-weighted standard deviation for the accounts included in the Composite for the entire year. Standard deviation is a statistical measure of the degree to which an individual account’s return varies from the mean return for the Composite. A high “Composite Dispersion” percentage would indicate greater volatility and thus greater potential risk.

The average market capitalization of portfolios in the Composite may differ from the weighted average market capitalization of the Standard & Poor’s 500 Index (“S&P 500 Index”) and Russell 1000 Growth Index. Market capitalization is the value of a corporation as determined by the market price of its issued and outstanding shares of common stock. Additionally, the volatility of each of the S&P 500 Index and Russell 1000 Growth Index may be greater or less than the volatility of the separate accounts in the Composite. Each of the S&P 500 Index and Russell 1000 Growth Index is a non-managed index that does not accrue advisory or transactional expenses.

A complete list and description of each of the Adviser’s composites, as well as additional information regarding policies for calculating and reporting returns, is available upon request.

The information above has not been audited by the Fund’s independent registered public accounting firm, and the Fund’s independent registered public accounting firm does not express an opinion thereon.

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OTHER SERVICE PROVIDERS

The following chart shows the Fund’s service providers and includes their addresses and principal activities.

*	Do not use this address for purchases and redemptions. Please see “Purchase of Shares” and “Redemption of Shares” sections for further instructions.

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SHAREHOLDER INFORMATION

PRICING OF SHARES

The price of the Fund’s shares is based on its net asset value (“NAV”). The Fund values its assets, based on current market values when such values are available. The NAV per share of the Fund is calculated as follows:

		−	Value of Assets Attributable to the Shares Value of Liabilities Attributable to the Shares
NAV	=		Number of Outstanding Shares

The Fund’s NAV per share is calculated once daily at the close of regular trading on the Exchange (typically 4:00 p.m., Eastern time) on each business day (i.e., a day that the Exchange is open for business). The Exchange is generally open on Monday through Friday, except national holidays. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received in good form by an authorized financial institution or the transfer agent, plus any applicable sales charges.

The Fund’s equity securities listed on any national or foreign exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter market are valued at their closing sale or official closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service approved by the Board of Trustees. Fixed income securities are value based on market quotations, which are furnished by an independent pricing service. Fixed income securities having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Any assets held by the Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Fund determines the daily NAV per share. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund. Investments in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day (which may use fair value pricing as disclosed in their prospectuses).

Securities that do not have a readily available current market value are valued in good faith under the direction of the Board of Trustees. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available and has delegated to the Adviser the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Trust’s Valuation Committee. The Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund’s procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of the Exchange, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, an exchange or market on which a security trades does not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

PURCHASE OF SHARES

Share Classes

The Trust offers Retail Class shares and Institutional Class shares of the Fund. Each Class of shares has different expenses and distribution arrangements to provide for different investment needs. This allows you to choose the class of shares most suitable for you depending on the amount and length of your investment and other relevant factors. Sales personnel may receive different compensation for selling each class of shares. Retail Class shares are for individuals, corporate investors and retirement plans. Institutional Class shares are available to individuals who can meet the required investment minimum and corporations or other institutions such as trusts, endowments, foundations or broker-dealers purchasing for the accounts of others. If you purchase

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Institutional Class shares through an institutional organization, you may be charged a transaction-based fee or other fee for the services of such organization.

Retail Class	Institutional Class
No initial sales charge	No initial sales charge

Higher annual expenses than Institutional Class shares due to distribution fee	Lower annual expenses than Retail Class shares due to no distribution fee

Shares representing interests in the Fund are offered continuously for sale by PFPC Distributors, Inc. (the “Underwriter”). Shares of the Fund do not charge any sales loads or deferred sales loads in connection with the purchase of shares. Shares of the Fund are offered only to residents of states in which the shares are registered or qualified. You can purchase Retail Class and Institutional Class shares of the Fund through certain broker-dealers or directly through the transfer agent of the Fund, as discussed below. No share certificates are issued in connection with the purchase of Fund shares. The Fund reserves the right to waive the minimum initial investment requirement for any investor.

RETAIL CLASS SHARES

Distribution Plan

The Board of Trustees, on behalf of the Fund’s Retail Class shares, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution and service fees for the sale and distribution of its shares and for services provided to its shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost more than paying other types of sales charges. The distribution plan for Retail Class shares provides for payments of up to 0.25% of the average daily net assets of the Fund’s Retail Class shares.

INSTITUTIONAL CLASS SHARES

Sales of each Fund’s Institutional Class shares are not subject to a Rule 12b-1 fee. Institutional Class shares are available to individuals who can meet the required investment minimum and corporations or other institutions such as trusts, endowments, foundations or broker-dealers purchasing for the accounts of others. If you purchase Institutional Class shares through an institutional organization, you may be charged a transaction-based fee or other fee for the services of such organization.

TO OPEN AN ACCOUNT

By Mail

Complete the application and mail it to PNC Global Investment Servicing at the address noted below, together with a check payable to the Fund. Please make sure your check is for at least $3,000 with respect to Retail Class shares ($2,000 if investing in an IRA) and at least $100,000 with respect to Institutional Class shares. Mail the application and your check to:

Regular Mail: Polen Growth Fund FundVantage Trust c/o PNC Global Investment Servicing P.O. Box 9829 Providence, RI 02940-8029	Overnight Mail: Polen Growth Fund FundVantage Trust c/o PNC Global Investment Servicing 101 Sabin Street Pawtucket, RI 02860-1427 (888) 678-6027

The Fund will only accept checks drawn on U.S. currency on domestic banks. The Fund will not accept any of the following: cash or cash equivalents, money orders, traveler’s checks, cashier checks, bank checks, official checks and treasurer’s checks, payable through checks, third party checks and third party transactions.

Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of additional due diligence. Please contact the Fund at (888) 678-6027 for more information.

By Wire

To make a same-day wire investment, call toll-free (888) 678-6027 before 4:00 p.m. Eastern time. An account number will be assigned to you. Please make sure your wire is for at least $3,000 with respect to Retail Class shares ($2,000 if investing in an IRA) and at least $100,000 with respect to Institutional Class shares. Your wire must be received by the stock market close, typically 4:00 p.m. Eastern time, to receive that day’s price per share. Your bank may charge a wire fee. Please

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mail your completed application to PNC Global Investment Servicing at the address under “To Open An Account — By Mail.” Call your bank with instructions to transmit funds to:

PNC Bank, N.A.
Pittsburgh, PA
ABA No: 031000053
DDA No: 8611732768
Credit: Polen Growth Fund
FBO: Shareholder name and account number

Individual Retirement Account Investments

You may invest in the Fund through the following individual retirement accounts:

•	Traditional Individual Retirement Accounts (“IRAs”)

•	Spousal IRAs

•	Roth Individual Retirement Accounts (“Roth IRAs”)

•	Simplified Employee Pension Plans (“SEP IRAs”)

Additional Information

If you have questions regarding the purchase of Fund shares, call toll-free (888) 678-6027 before 4:00 p.m. Eastern time.

TO ADD TO AN ACCOUNT

By Mail

Fill out an investment slip from a previous confirmation and write your account number on your check. Please make sure that your check is payable to the Fund and that your additional investment is for at least $100 with respect to Retail Class shares and $500 with respect to Institutional Class shares. Mail the slip and your check to:

Regular Mail: Polen Growth Fund FundVantage Trust c/o PNC Global Investment Servicing P.O. Box 9829 Providence, RI 02940-8029	Overnight Mail: Polen Growth Fund FundVantage Trust c/o PNC Global Investment Servicing 101 Sabin Street Pawtucket, RI 02860-1427 (888) 678-6027

By Wire

Call toll-free (888) 678-6027. The wire must be received by the stock market close, typically 4:00 p.m. Eastern time, for same day processing. Call your bank with instructions under “To Open An Account — By Wire.” Your bank may charge a wire fee. Please make sure your wire is for at least $100 with respect to Retail Class shares and $500 with respect to Institutional Class shares.

Automatic Investment Plan

You may open an automatic investment plan account for Retail Class shares with a $2,000 initial purchase and a $100.00 monthly investment. This plan is not available for Institutional Class shares. If you have an existing account that does not include the automatic investment plan, you can contact the Fund at (888) 678-6027 to establish an automatic investment plan. The automatic investment plan provides a convenient method to have monies deducted directly from your bank account for investment in the Fund. You may authorize the automatic withdrawal of funds from your bank account for a monthly minimum amount of $100.00. The Fund may alter, modify or terminate this plan at any time. To begin participating in this plan, please complete the Automatic Investment Plan Section found on the application or contact the Fund’s transfer agent at (888) 678-6027.

Automated Clearing House (ACH) Purchase

Current shareholders may purchase additional shares via Automated Clearing House (“ACH”). To have this option added to your account, please send a letter to the Fund requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

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You may not use ACH transactions for your initial purchase of Fund shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Fund may alter, modify or terminate this purchase option at any time.

Purchase Price

Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading on the Exchange. Purchase orders received in good order after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day. “Good order” means that the purchase request is complete and includes all accurate required information. Purchase requests not in good order may be rejected.

Financial Intermediaries

You may purchase shares of the Fund through a financial intermediary who may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. “Financial intermediaries” include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries and any other firm having a selling, administration or similar agreement. If you purchase shares through a financial intermediary, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by the Fund when the financial intermediary accepts the order. Customer orders will be priced at the Fund’s NAV next computed after they are accepted by an authorized broker or the broker’s authorized designee. Financial intermediaries may also designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. Consult your investment representative for specific information.

It is the responsibility of the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

Networking and Sub-Transfer Agency Fees. The Fund may also directly enter into agreements with “financial intermediaries” pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also be receiving. From time to time, the Adviser or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Fund and/or the Underwriter, the Adviser and their affiliates. The payments described above may differ and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Fund, the Adviser or their service providers to determine whether such intermediary is providing the services for which they are receiving such payments.

Additional Compensation to Financial Intermediaries. The Adviser, and, from time to time, affiliates of the Adviser may also, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund. These additional cash payments are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration and sub-transfer agency fees) payable to a financial intermediary which are disclosed elsewhere in this prospectus. At least annually, the Adviser will report to the Board of Trustees such information regarding these payments as is reasonably requested by the Board. These additional cash payments are generally made to financial intermediaries that provide sub-accounting, sub-transfer agency, shareholder or administrative services or marketing support. Marketing support may include: (i) access to sales meetings or conferences, sales representatives and financial intermediary management representatives; (ii) inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs to which financial intermediaries provide more marketing support than to other sales programs on which the Adviser or its affiliates may not need to make additional cash payments to be included; (iii) promotion of the sale of the Fund’s shares in communications with a financial intermediaries’ customers, sales representatives or management representatives; and/or (iv) other specified services intended to assist in the distribution and marketing of the Fund’s shares. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Adviser and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the dollar amount of shares sold.

The amount and value of additional cash payments vary for each financial intermediary. The additional cash payment arrangement between a particular financial intermediary and the Adviser or its affiliates may provide for increased rates of compensation as the

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dollar value of the Fund’s shares or particular class of shares sold or invested through such financial intermediary increases. The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend the Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid. A financial intermediary and its sales representatives may have similar financial incentives to recommend a particular class of the Fund’s shares over another class of the Fund’s shares. You should consult with your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser.

Although the Fund may use financial firms that sell Fund’s shares to effect portfolio transactions for the Fund, the Fund and the Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For more information about these additional cash payments made to financial intermediaries, please refer to the section entitled “Additional Compensation to Financial Intermediaries” located in the SAI.

Rights Reserved by the Fund

The Fund reserves the right to:

•	reject any purchase order;

•	suspend the offering of shares;

•	vary the initial and subsequent investment minimums;

•	waive the minimum investment requirement for any investor; and

•	redeem accounts with balances below the minimum after 30 days’ written notice.

Market Timing and Frequent Trading Policy

The Fund discourages frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position. The Fund is not designed to accommodate market timing or short-term trading. Frequent or excessive trades into or out of the Fund in an effort to anticipate changes in market prices of the Fund’s investment portfolio is generally referred to as “market timing.” Market timing can adversely impact the ability of the Adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of the Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in the Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances and trading in portfolio securities, each of which may increase expenses and decrease performance. This occurs when market timers attempt to trade Fund shares when the net asset value of the Fund does not reflect the value of the underlying portfolio securities.

To deter market timing and to minimize harm to the Fund and its shareholders, the Fund (i) charges a redemption fee of 2.00% on shares redeemed within sixty (60) days of purchase, and (ii) reserves the right to restrict, reject or cancel, without prior notice, any purchase order by market timers or by those persons the Fund believes are engaging in similar trading activity that, in the judgment of the Fund or the Adviser, may be disruptive to the Fund. The Fund will not be liable for any loss resulting from rejected purchase orders. No waivers of the provisions of this policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Fund and its shareholders or would subordinate the interests of the Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

The Fund has developed criteria that is used to identify trading activity that may be excessive. The Fund’s Chief Compliance Officer (“CCO”) reviews on an as-needed basis, as determined by the CCO in coordination with the Adviser and other service providers, available information related to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of market timing or similar trading practices. If, in its judgment, the Fund or the Adviser detects excessive, short-term trading, the Fund may reject or restrict a purchase request and may further seek to close an investor’s account with the Fund. The Fund may modify its procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Fund will apply the criteria in a manner that, in the Fund’s judgment, will be uniform.

There is no guarantee that the Fund or its agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence.

In order for a financial intermediary to purchase shares of the Fund for an “omnibus” account, in nominee name or on behalf of another person, the Trust will enter into shareholder information agreements with such financial intermediary or its agent. These agreements require each financial intermediary to provide the Fund access, upon request, to information about underlying

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shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an “omnibus” account, in nominee name or on behalf of another person. If necessary, the Fund may prohibit additional purchases of Fund shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers’ trading activities in the Fund. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Fund. If a financial intermediary fails to enforce the Fund’s excessive trading policies, the Fund may take certain actions, including terminating the relationship.

REDEMPTION OF SHARES

You may “redeem” or sell your shares on any day the Exchange is open, either directly through the Fund’s transfer agent, PNC Global Investment Servicing, or through your broker-dealer. The price you receive will be the NAV next calculated after receipt of the request in good order. “Good order” means that the redemption request is complete and includes all accurate required information including any medallion signature guarantees, if necessary. The Fund charges a redemption fee of 2.00% on proceeds of shares redeemed within 60 days following their acquisition (see “Redemption Fee”).

Redemption Fee

The Fund charges a redemption fee of 2.00% on proceeds of shares redeemed within 60 days following their acquisition. The redemption fee will be calculated as a percentage of the NAV of total redemption proceeds. Those shares held the longest will be treated as being redeemed first and the shares held shortest as being redeemed last. The fee will be paid directly to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. This redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account.

The 2.00% redemption fee will not be charged on the following transactions:

1.	Redemptions on shares held through retirement plans (including, without limitation, those maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code of 1986, as amended, and nonqualified plans);

2.	Redemptions requested within 60 days following the death or post-purchase disability of the shareholder;

3.	Redemptions initiated by the Fund (e.g., for failure to meet account minimums, to pay account fees funded by share redemptions, in the event of the liquidation of the Fund);

4.	Shares acquired through the reinvestment of distributions (dividends and capital gains);

5.	Redemptions in omnibus accounts where redemptions cannot be tracked to the individual shareholder; and

6.	Redemptions in connection with periodic portfolio rebalancing of certain wrap accounts or automatic rebalancing arrangements.

Redemption Policies

Payment for redemptions of Fund shares is usually made within one business day, but not later than seven calendar days after receipt of your redemption request, unless the check used to purchase the shares has not yet cleared. The Fund may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the Exchange is restricted or the Exchange is closed for other than customary weekends and holidays, (2) the SEC has by order permitted such suspension for the protection of the Fund’s shareholders or (3) an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable. The Fund will automatically redeem shares if a purchase check is returned for insufficient funds and the shareholder’s account will be charged for any loss. The Trust reserves the right to make a “redemption in kind” payment in portfolio securities rather than cash.

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TO REDEEM FROM YOUR ACCOUNT

By Mail

To redeem your shares by mail:

•	Write a letter of instruction that includes: the name of the Fund, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

•	Include all signatures and any additional documents that may be required.

•	Mail your request to:

Regular Mail: Polen Growth Fund FundVantage Trust c/o PNC Global Investment Servicing P.O. Box 9829 Providence, RI 02940-8029	Overnight Mail: Polen Growth Fund FundVantage Trust c/o PNC Global Investment Servicing 101 Sabin Street Pawtucket, RI 02860-1427 (888) 678-6027

•	A check will be mailed to the name(s) and address in which the account is registered and may take up to seven days.

•	The Fund may require additional documentation or a medallion signature guarantee on any redemption request to help protect against fraud.

•	The Fund requires a medallion signature guarantee if the redemption exceeds $50,000, the address of record has changed within the past 30 days or the proceeds are to be paid to a person other than the account owner of record.

By Telephone

To redeem your shares by telephone, call toll-free (888) 678-6027. The proceeds will be paid to the registered owner: (1) by mail at the address on the account, or (2) by wire to the pre-designated bank account on the fund account. To use the telephone redemption privilege, you must have selected this service on your original account application or submitted a subsequent medallion signature guaranteed request in writing to add this service to your account. The Fund and PNC Global Investment Servicing reserve the right to refuse any telephone transaction when they are unable to confirm to their satisfaction that a caller is the account owner or a person preauthorized by the account owner. PNC Global Investment Servicing has established security procedures to prevent unauthorized account access. Neither the Fund nor any of its service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. The telephone transaction privilege may be suspended, limited, modified or terminated at any time without prior notice by the Fund or PNC Global Investment Servicing.

By Wire

In the case of redemption proceeds that are wired to a bank, the Fund transmits the payment only on days that commercial banks are open for business and only to the bank and account previously authorized on your application or your medallion signature guaranteed letter of instruction. The Fund and PNC Global Investment Servicing will not be responsible for any delays in wired redemption proceeds due to heavy wire traffic over the Federal Reserve System. The Fund reserves the right to refuse a wire redemption if it is believed advisable to do so. If you redeem your shares by wire transfer, PNC Global Investment Servicing charges a fee (currently $10.00) for each wire redemption. You may also have your redemption proceeds sent to your bank via ACH. PNC Global Investment Servicing does not charge for this service, however please allow 2 to 3 business days for the transfer of money to reach your banking institution.

Systematic Withdrawal Plan

Once you have established an account with $10,000 or more, you may automatically receive funds from your account on a monthly, quarterly or semi-annual basis (minimum withdrawal of $100). Call toll-free (888) 678-6027 to request a form to start the Systematic Withdrawal Plan.

Selling Recently Purchased Shares

If you wish to sell shares that were recently purchased by check, the Fund may delay mailing your redemption check for up to 15 business days after your redemption request to allow the purchase check to clear. The Fund reserves the right to reject any redemption request for shares recently purchased by check that has not cleared, and the Fund may require that a subsequent

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request be submitted. The Fund charges a redemption fee of 2.00% on proceeds of shares redeemed within 60 days following their acquisition (see “Redemption of Shares - Redemption Fee”).

Late Trading

Late Trading is the practice of buying or selling Fund shares at the closing price after the Fund’s NAV has been set for the day. Federal securities laws governing mutual funds prohibit late trading. The Fund has adopted trading policies designed to comply with requirements of the federal securities laws.

TRANSACTION POLICIES

Timing of Purchase or Sale Requests

All requests received in good order by PNC Global Investment Servicing or authorized dealers of Fund shares before the close of regular trading on the Exchange, typically 4:00 p.m. Eastern time, will be executed the same day, at that day’s NAV. Such orders received after the close of regular trading of the Exchange will be executed the following day, at that day’s NAV. All investments must be in U.S. dollars. Purchase and redemption orders are executed only on days when the Exchange is open for trading. If the Exchange closes early, the deadlines for purchase and redemption orders are accelerated to the earlier closing time.

New York Stock Exchange Closings

The Exchange is typically closed for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Investments through Financial Intermediaries/Nominees

If you invest through a financial intermediary or nominee, such as a broker-dealer or financial adviser (rather than directly through the Fund), the policies and fees may be different than those described here. Financial intermediaries and nominees may charge transaction fees and set different minimum investments or limitations or procedures on buying or selling shares. It is the responsibility of the financial intermediary or nominee to promptly forward purchase or redemption orders and payments to the Fund. You will not be charged any additional fees by the Fund (other than those described in this prospectus) if you purchase or redeem shares directly through the Fund.

Account Minimum

You must keep at least $2,000 worth of Retail Class and Institutional Class shares in your account to keep the account open. If, after giving you 30 days’ prior written notice, your account value is still below $2,000 due to your redemptions (not including market fluctuations), the Fund may redeem your shares and send you a check for the redemption proceeds.

Medallion Signature Guarantees

The Fund may require additional documentation for the redemption of corporate, partnership or fiduciary accounts, or medallion signature guarantees for certain types of transfer requests or account registration changes. A medallion signature guarantee helps protect against fraud. A medallion signature guarantee is required if the redemption exceeds $50,000, the address of record has changed within the past 30 days or the proceeds are to be paid to a person other than the account owner of record. When the Fund requires a signature guarantee, a medallion signature must be provided. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, saving association or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc., Medallion Signature Program (MSP). Signature guarantees from financial institutions that are not participating in one of these programs will not be accepted. Please call the Fund’s shareholder servicing group toll-free at (888) 678-6027 for further information on obtaining a proper signature guarantee.

Customer Identification Program

Federal law requires the Fund to obtain, verify and record identifying information, which includes the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Fund. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, will not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Fund reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in the Fund or to involuntarily

16

redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Fund and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Other Documents

Additional documents may be required for purchases and redemptions when shares are registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization. For further information, please call the Fund’s shareholder servicing group toll-free at (888) 678-6027.

SHAREHOLDER SERVICES

Your Account

If you have questions about your account, including purchases, redemptions and distributions, call the Fund’s shareholder servicing group from Monday through Friday, 8:00 a.m. to 6:00 p.m., Eastern time. Call toll-free at (888) 678-6027.

Account Statements

The Fund provides you with these helpful services and information about your account:

•	a confirmation statement after every transaction;

•	quarterly account statements for Retail Class shares reflecting transactions made during the quarter;

•	monthly account statements for Institutional Class shares reflecting transactions made during the month;

•	an annual account statement reflecting all transactions for the year; and

•	tax information, within 60 days after the end of each year, a copy of which will also be filed with the IRS, if necessary.

Financial statements with a summary of portfolio composition and performance will be mailed at least twice a year.

The Fund provides the above shareholder services without charge but may charge for special services such as requests for historical transcripts of accounts.

Delivery of Shareholder Documents

To reduce expenses, the Fund mails only one copy of the its prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call toll-free at (888) 678-6027 or, if your shares are held through a financial institution, please contact the financial institution directly. The Fund will begin sending you individual copies within 30 days after receiving your request.

DISTRIBUTIONS

Distributions of net investment income and net capital gain, if any, are declared and paid annually to you. The amount of any distribution will vary and there is no guarantee that the Fund will distribute either investment income or capital gains.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued. If you invest in the Fund shortly before the ex-dividend date of a taxable distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

MORE INFORMATION ABOUT TAXES

General. The Fund intends to qualify annually to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Fund will not be subject to federal income taxes on the earnings it distributes to shareholders provided it satisfies certain requirements and restrictions of the Code. If for any taxable year the Fund fails to qualify as a regulated investment company, it will be subject to tax in the same manner as an ordinary corporation and thus will be subject to tax on a graduated basis with a maximum tax rate of 35%. Also, all distributions from earnings and profits (as determined under federal income tax principles) will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2011) and the dividends-received deduction for corporate shareholders.

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Distributions. The Fund will make distributions to you that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time the Fund holds its assets). The distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest such dividends in additional shares of the Fund or choose to receive cash.

Ordinary Income. Net investment income, except for qualified dividends, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. Certain dividends distributed to non-corporate shareholders in taxable years beginning before January 1, 2011 and designated by the Fund as “qualified dividend income” are eligible for the long-term capital gain rate of 15% (0% for individuals in lower tax brackets). Short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

Net Capital Gains. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares. The maximum individual tax rate on net long-term capital gains is 15% (on capital gains distributed to non-corporate shareholders before January 1, 2011).

Sale or Exchange of Shares. It is a taxable event for you if you sell shares of the Fund or exchange shares of the Fund for shares of another fund. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. Any gain realized will be taxable to you, and, generally will be capital gain, assuming you held the shares of the Fund as a capital asset, which capital gain will be short-term or long-term depending on how long you held the shares sold or exchanged.

Backup Withholding. The Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

State and Local Income Taxes. You are urged and advised to consult your tax adviser concerning state and local taxes, which may have different consequences from those of the federal income tax law.

This section is only a summary of some important income tax considerations that may affect your investment in the Fund. More information regarding those considerations appears in the Fund’s SAI. You are urged and advised to consult your tax adviser regarding the effects of an investment on your tax situation.

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POLEN GROWTH FUND

(888) 678-6027

FOR MORE INFORMATION

For additional information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports.

These reports contain additional information about the Fund’s investments including performance data, information on the Fund’s portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund’s annual and semi-annual reports are available, free of charge, by calling (888) 678-6027 or on the Fund’s website at www.polencapital.com.

Statement of Additional Information (SAI).

The SAI provides additional technical and legal descriptions of the Fund’s policies, investment restrictions, risks and business structure, including a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities holdings. The information in the SAI, as supplemented from time to time, is incorporated into this prospectus by this reference. This means that the SAI, for legal purposes, is part of this prospectus. The SAI is available, free of charge, by calling (888) 678-6027 or on the Fund’s website at www.polencapital.com.

Shareholder Inquiries.

Copies of these documents and answers to questions about the Fund, including information on how to purchase or redeem Fund shares, may be obtained free of charge by contacting:

Polen Growth Fund
FundVantage Trust
c/o PNC Global Investment Servicing
P.O. Box 9829
Providence, RI 02940-8029
(888) 678-6027
8:00 a.m. to 6:00 p.m. Eastern time

Securities and Exchange Commission.

Reports and information about the Fund (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC’s website at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or, by writing the Public Reference Room of the SEC, Washington, D.C., 20549-1520. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

The investment company registration number is 811-22027.

POLEN GROWTH FUND

RETAIL CLASS	INSTITUTIONAL CLASS
POLRX	POLIX
OF
FUNDVANTAGE TRUST
STATEMENT OF ADDITIONAL INFORMATION
JULY 1, 2010
This Statement of Additional Information (“SAI”) provides information about the Polen Growth Fund (the “Fund”). The Fund is a series of FundVantage Trust (the “Trust”).
This SAI is not a prospectus. It should be read in conjunction with the Fund’s current prospectus dated July 1, 2010, as amended or supplemented from time to time (the “Prospectus”). This SAI is incorporated by reference in its entirety into the Prospectus. A copy of the Prospectus and annual reports to shareholders may be obtained without charge, upon request, by writing to the Trust at 760 Moore Road, King of Prussia, PA 19406 or calling the Trust at (888) 678-6027 or on the Fund’s website at www.polencapital.com.

2

GENERAL INFORMATION
The Trust was organized as a Delaware statutory trust on August 28, 2006. The Trust is a series trust authorized to issue separate series or classes of shares of beneficial interest. The Trust has established the Fund as a separate series of the Trust. The Fund issues Retail Class and Institutional Class shares.
The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As a non-diversified fund, the Fund is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer. The Fund, however, intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the Internal Revenue Code of 1986, as amended (the “IRC”), to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. The IRC test applies at the end of each fiscal quarter and generally requires that at least 50% of the value of the Fund’s total assets be represented by the types of assets that satisfy the asset diversification requirement imposed by the 1940 Act. In addition, no more than 25% of the value of the Fund’s assets may be invested in the securities of any one issuer. Stocks of particular issuers, or issuers in particular industries, may dominate the investment portfolio of the Fund, which may adversely affect the performance of the Fund or subject it to greater price volatility than that experienced by more diversified investment companies.
INVESTMENT POLICIES
The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Fund.
BANK OBLIGATIONS. Bank obligations in which the Fund may invest include certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.
Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.
BORROWING. The Fund may borrow money to the extent permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This means that, in general, the Fund may borrow money from banks for any purpose on a secured basis in an amount up to 33-1/3% of the Fund’s total assets. The Fund may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Fund’s total assets.

Specifically, provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.
As noted below, the Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent the Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation or “earmarking” of assets determined in accordance with procedures adopted by the Board of Trustees of the Trust (“Board” or “Trustees”), equal in value to the amount of the Fund’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on net asset value (“NAV”) of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
The Fund may enter into reverse repurchase agreements, mortgage dollar rolls and economically similar transactions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund typically will segregate or “earmark” assets determined to be liquid by the investment adviser in accordance with procedures established by the Board, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation or “earmarking” of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund’s limitations on borrowings, which would, among other things, restrict the aggregate of such transactions (plus any other borrowings) to 33-1/3% of the Fund’s total assets.
A mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction, the Fund sells a mortgage-related security, such as a security issued by the Government National Mortgage Association (“Ginnie Mae”), to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price. A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered substantially identical, the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.
The Fund’s obligations under a dollar roll agreement must be covered by segregated or “earmarked” liquid assets equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated or “earmarked” liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund’s restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to the Fund’s overall limitations on investments in illiquid securities.
The Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security. The Fund’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund’s forward commitment to repurchase the subject security.
COMMERCIAL PAPER. The Fund may invest in commercial paper. Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations and other entities in order to finance their current operations.
COMMON STOCK. Common stock represents an equity (ownership) interest in a company or other entity. This ownership interest often gives the Fund the right to vote on measures affecting the company’s organization and operations. Although common stocks generally have had a history of long-term growth in value, their prices are often volatile in the short-term and can be influenced by both general market risk and specific corporate risks. Accordingly, the Fund can lose money through its stock investments.
CONVERTIBLE SECURITIES. The Fund may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible. A convertible debt security is a bond, debenture, note or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.
Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such it is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In addition, convertible securities are often lower-rated securities.
A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective. The Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert unless the security is called or conversion is forced.
CORPORATE DEBT SECURITIES. The Fund’s investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities).
Corporate income-producing securities may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached.
Securities rated Baa and BBB are the lowest which are considered “investment grade” obligations. Moody’s Investors Service, Inc. (“Moody’s”) describes securities rated Baa as “medium-grade” obligations; they are “neither highly protected nor poorly secured... [i]nterest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.” Standard & Poor’s (“S&P”) describes securities rated BBB as “regarded as having an adequate capacity to pay interest and repay principal... [w]hereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal... than in higher rated categories.”
DEBT SECURITIES. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.
DEPOSITARY RECEIPTS. American Depositary Receipts (“ADRs”) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends interest and shareholder information regarding corporate actions. ADRs may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.
DERIVATIVE INSTRUMENTS. In pursuing its objective, the Fund may, to the extent permitted by its investment objectives and policies, purchase and sell (write) both put options and call options on securities and securities indexes, for hedging purposes, to seek to replicate the composition and performance of a particular index, or as part of its overall investment strategy. If other types of financial instruments, including other types of options, futures contracts or futures options are traded in the future, the Fund may also use those instruments, provided that such instruments are consistent with the Fund’s investment objective.
Pursuant to a claim for exclusion from the definition of “commodity pool operator” filed by the Trust, on behalf of the Fund, with the Commodity Futures Trading Commission (“CFTC”) and the National Futures Association (“NFA”), the Fund is not deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (“CEA”), and thus, is not subject to registration or regulation as such under the CEA. The investment adviser is not deemed to be a “commodity pool operator” with respect to its service as investment adviser to the Fund.
The value of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the investment adviser to forecast interest rates and other economic factors correctly. If the investment adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.
The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the investment adviser incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable, the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage, offsetting positions in connection with transactions in derivative instruments or the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments. If the Fund gains exposure to an asset class using derivative instruments backed by a collateral portfolio of fixed income instruments, changes in the value of the fixed income instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.
Options on Securities and Indexes. The Fund may, to the extent specified herein or in the Prospectus, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.
An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities or certain economic indicators.)
The Fund will write call options and put options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees, in such amount are segregated or “earmarked”) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated or “earmarked” assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees. A put option on a security or an index is “covered” if the Fund segregates or “earmarks” assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or “earmarked” assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees.
If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.
The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.
The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.
The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate or “earmark” liquid assets equivalent to the amount, if any, by which the put is “in the money.”
Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.
There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.
If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.
Risk of Potential Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments may limit or prevent the Fund from using such instruments as a part of its investment strategy and could ultimately prevent the Fund from being able to achieve its investment objective. Recently, multiple committees of the U.S. Congress have held hearings investigating the rise in energy and agricultural prices and the role that the futures market and swap market participants may have played in this phenomenon. The CFTC is also investigating allegations of price manipulation in certain commodity markets. Some Members of Congress have introduced legislation that would impose limits on the maximum position that could be held by a single trader in energy-related contracts and would subject certain commodity- or energy-related swap agreements to new forms of regulation that could create barriers to commodity-related investment activity. While none of this regulatory or legislative activity has a direct, immediate effect upon the Fund, it is not possible to predict the course of future legislation or regulation in this area. It is possible that if these or similar measures were to become law, they could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments.
The Fund intends to qualify annually to be treated as a RIC under the IRC. To qualify as a RIC, the Fund must invest in assets which produce specific types of income (“Qualifying Income”). Whether the income from certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities is Qualifying Income is unclear. Accordingly, the Fund’s ability to invest in certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities may be restricted. Further, if the Fund does invest in these types of securities and the income is determined not to be Qualifying Income, it may cause the Fund to fail to qualify as a RIC under the IRC. See “Taxation of the Fund” below for additional information related to these restrictions.
ILLIQUID SECURITIES. The Fund may not knowingly invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on the Fund’s books. The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the investment adviser, pursuant to guidelines approved by the Board. The investment adviser will monitor the liquidity of securities held by the Fund and report periodically on such decisions to the Board. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Fund’s investment adviser to the Board of Trustees. Illiquid securities would generally include repurchase agreements with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”). External market conditions may impact the liquidity of portfolio securities and may cause the Fund to sell or divest certain illiquid securities in order to comply with its limitation on holding illiquid securities, which may result in realized losses to the Fund.
INFLATION-PROTECTED DEBT SECURITIES. The Fund may invest in inflation-protected debt securities or inflation-indexed bonds, which are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon.
Treasury Inflation Protected Securities (“TIPS”) have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased TIPS with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
Any increase in the principal amount of an inflation-indexed bond will give rise to currently taxable ordinary income, even though investors do not receive their principal until maturity.
INVESTMENT COMPANY SECURITIES AND EXCHANGE-TRADED FUNDS. The Fund may invest in investment company securities issued by open-end and closed-end investment companies, including exchange-traded funds (“ETFs”). Such investments are subject to limitations prescribed by the 1940 Act unless a Securities and Exchange Commission (“SEC”) exemption is applicable. These limitations currently provide, in part, that the Fund may not purchase shares of an investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Fund’s total assets would be invested in the aggregate in all investment companies. As a shareholder in an investment company, the Fund would bear its pro-rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses. Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, registered investment companies are permitted to invest in certain ETFs beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in a SEC exemptive order issued to such ETFs, including that such investment companies enter into an agreement with such ETF. Set forth below is additional information about the manner in which ETFs generally operate and the risks associated with an investment in ETFs.
The Fund generally expects to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases the Fund will pay customary brokerage commissions for each purchase and sale. Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF’s custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a “creation unit.” Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may be redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends as of the date of redemption. The Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units, if the investment adviser believes it is in the Fund’s interest to do so. The Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that an ETF will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of such ETF’s total outstanding securities during any period of less than 30 days.
There is a risk that ETFs in which the Fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, the ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, ETFs may also terminate or experience a disruption in its activities. In addition, an ETF may terminate if its net assets fall below a certain amount.
Although the investment adviser believes that, in the event of the termination of an ETF, the Fund will be able to invest instead in shares of an alternate ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate ETF would be available for investment at that time.
INVESTMENTS IN COMMODITY/NATURAL RESOURCE-RELATED SECURITIES. As discussed under “Investment Limitations” below, the Fund does not invest directly in commodities. However, the Fund may from time to time invest in securities of companies whose business is related to commodities and natural resources, or in registered investment companies or other companies that invest directly or indirectly in commodities and natural resources. For example, the Fund may invest in companies whose business is related to mining of precious or other metals (e.g., gold, silver, etc.) or registered investment companies that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities). Investments in equity securities of companies involved in mining or related precious metals industries, and the value of the investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks. For example, the prices of precious metals or other commodities can move sharply, up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the value of companies whose business is related to such commodities, or the value of investment companies and other companies investing in such business or commodities. Furthermore, such companies are subject to risks related to fluctuations of prices and perceptions of value in the commodity markets generally.
MONEY MARKET FUNDS. The Fund may invest in money market mutual funds, within the limits prescribed by the 1940 Act. (See “Investment Company Securities and Exchange Traded Funds” above.)
PREFERRED STOCK. The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends generally are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
REAL ESTATE SECURITIES AND RELATED DERIVATIVES. The Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”) and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value and possible environmental liabilities. The Fund may also invest in rights or warrants to purchase income-producing common and preferred shares of issuers in real estate-related industries. It is anticipated that substantially all of the equity securities of issuers in real estate-related industries in which the Fund intends to invest will be traded on a national securities exchange or in the over-the-counter market.
REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Fund, when investing in REITs, will bear their proportionate share of the costs of the REITs’ operations.
There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.
Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. Furthermore, REITs are not diversified and are heavily dependent on cash flow.
RESTRICTED SECURITIES. Restricted securities are securities that may not be sold to the public without registration under the 1933 Act or an exemption from registration. The Fund is subject to an investment limitation on the purchase of illiquid securities. Restricted securities, including securities eligible for resale pursuant to Rule 144A under the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by the investment adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the investment adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the investment adviser intends to purchase securities that are exempt from registration under Rule 144A.
SECURITIES LENDING. For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions, provided: (i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposits, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33-1/3% of the total assets of the Fund. The Fund’s performance will continue to reflect the receipt of either interest through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the securities loaned or become insolvent. The Fund may pay lending fees to the party arranging the loan.
SHORT SALES. The Fund may make short sales of securities as part of its overall portfolio management strategy involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.
When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.
If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees. The Fund does not intend to enter into short sales (other than those “against the box”) if immediately after such sale the aggregate of the value of all collateral plus the amount of the segregated or “earmarked” assets exceeds one-third of the value of the Fund’s assets. This percentage may be varied by action of the Trustees. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund will engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of such agencies and instrumentalities are not direct obligations of the U.S. Treasury, the U.S. Government generally directly or indirectly backs payment of the interest and principal on these obligations. This support can range from securities supported by the full faith and credit of the United States (for example, Ginnie Mae securities) to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Tennessee Valley Authority, Federal Farm Credit Banks and Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Whether backed by full faith and credit of the U.S. Treasury or not, U.S. Government obligations are not guaranteed against price movements due to fluctuating interest rates.
VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.
The Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.
The Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.
WARRANTS TO PURCHASE SECURITIES. The Fund may invest in or acquire warrants to purchase equity or fixed income securities. Warrants are instruments that give the holder the right, but not the obligation, to buy a security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.
WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. When such purchases are outstanding, the Fund will segregate or “earmark” until the settlement date assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated or “earmarked.”

When purchasing a security on a when-issued, delayed delivery or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations and takes such fluctuations into account when determining its NAV. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery or forward commitment purchases are outstanding, the purchases may result in a form of leverage.
When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a transaction after it is entered into and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.
ZERO COUPON BONDS. The Fund may invest in zero coupon bonds of governmental or private issuers that generally pay no interest to their holders prior to maturity. Since zero coupon bonds do not make regular interest payments, they allow an issuer to avoid the need to generate cash to meet current interest payments and may involve greater credit risks than bonds paying interest currently. The IRC requires that the Fund accrue income on zero coupon bonds for each taxable year, even though no cash has been paid on the bonds, and generally requires the Fund to distribute such amounts (net of deductible expenses, if any) to avoid being subject to tax and to continue to maintain its RIC status. Because no cash is generally received at the time of accrual, the Fund may be required to sell investments (even if such sales are not advantageous) to obtain sufficient cash to satisfy the federal tax distribution requirements applicable to the Fund. See “Taxation of the Fund.”
TEMPORARY DEFENSIVE POSITIONS. The Fund may, without limit, invest in U.S. Government securities, commercial paper and other money market instruments, money market funds, cash or cash equivalents in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Fund will be unable to achieve its investment objective.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Board of Trustees has adopted policies and procedures regarding the disclosure of securities holdings of the Fund. The policies and procedures are designed to allow disclosure of the Fund’s holdings information where it is deemed appropriate for the Fund’s operations or it is determined to be useful to the Fund’s shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure of the Fund’s holdings, the Fund will not provide or permit others to provide information about the Fund’s holdings on a selective basis. The Board of Trustees provides ongoing oversight of the Trust’s policies and procedures and compliance with such policies and procedures. As part of this oversight function, the Trustees receive from the Trust’s Chief Compliance Officer (“CCO”) as necessary, reports on compliance with these policies and procedures. In addition, the Trustees receive an annual assessment of the adequacy and effect of the policies and procedures with respect to the Fund, and any changes thereto, and an annual review of the operation of the policies and procedures. Any deviation to this policy as well as any corrective action undertaken to address such deviations must be reported to the Trust’s CCO, at its next quarterly Board meeting or sooner, in his determination.
The Fund may, but is not required to, post its schedule of investments on a website at regular intervals or from time to time at the discretion of the Fund. Such schedule of investments must be as of a date at least 30 days prior to its posting on the website. In addition to their schedule of investments, the Fund may post information on a website about the number of securities the Fund holds, a summary schedule of investments, the Fund’s top ten holdings, and a percentage breakdown of the Fund’s investments by country, sector and industry. This additional information must be as of a date at least 30 days prior to its posting on a website. After any Fund holdings information becomes publicly available (by posting on the website or otherwise); it may be mailed, e-mailed or otherwise transmitted to any person.
The Fund’s portfolio holdings may also be disclosed, upon authorization by a designated officer of the investment adviser, to financial consultants to assist them in determining the suitability of the Fund as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the investment adviser’s fiduciary duties to Fund shareholders. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions as well as a 30-day time lag. The foregoing disclosures are made pursuant to the Trust’s policy on selective disclosure of portfolio holdings.
The Board of Trustees of the Trust, or a committee thereof, may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions.
Before any non-public disclosure of information about the Fund’s holdings, the Trust’s CCO will require the recipient of such non-public portfolio holdings information to agree or provide proof of an existing duty to keep the information confidential and to agree not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. The Trust may request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Fund’s policies and procedures and any applicable confidentiality agreement.
The Fund may distribute or authorize the distribution of information about their holdings that is not publicly available (on a website or otherwise) to the Fund’s, or an investment adviser’s, employees and affiliates that provide services to the Fund. The Fund may also distribute or authorize the distribution of information about the Fund’s holdings that is not publicly available (on a website or otherwise) to the Fund’s service providers who require access to the information (i) in order to fulfill their contractual duties relating to the Fund; (ii) to facilitate the transition of a newly hired investment adviser prior to the commencement of its duties; (iii) to facilitate the review of the Fund by a ranking or ratings agency; (iv) for the purpose of due diligence regarding a merger or acquisition; or (iv) for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of the Fund’s assets and minimize impact on remaining shareholders of the Fund.
Each of the following third parties has been approved to receive portfolio holdings information: (i) the Fund’s administrator and accounting agent; (ii) the Fund’s independent registered public accounting firm, for use in providing audit opinions; (iii) financial printers, solely for the purpose of preparing the Fund’s reports or regulatory filings; (iv) the Fund’s custodian in connection with its custody of the Fund’s assets; (v) if applicable, a proxy voting service; or (vi) disclosure to a ranking or rating agency, such as Lipper, Inc., Morningstar, Inc., Moody’s, S&P and Fitch Ratings, Inc. (“Fitch”). Information may be provided to these parties at any time so long as each of these parties is contractually and ethically prohibited from sharing a Fund’s portfolio holding information without specific authorization. The Fund’s investment adviser and service providers will establish procedures to ensure that the Fund’s portfolio holdings information is only disclosed in accordance with these policies.
As required by the federal or state securities laws, including the 1940 Act, the Fund discloses portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR, Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.
Under no circumstances may the Fund or the investment adviser or their affiliates receive any consideration or compensation for disclosing portfolio holdings information.
INVESTMENT LIMITATIONS
The Fund has adopted the investment limitations set forth below. Except with respect to the asset coverage requirement under Section 18(f)(1) of the 1940 Act with respect to borrowing, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund or the Fund’s assets or redemptions of shares will not be considered a violation of the limitation. The asset coverage requirement under Section 18(f)(1) of the 1940 Act with respect to borrowings is an ongoing requirement. The following non-fundamental policies apply to the Fund and the Board of Trustees may change them without shareholder approval unless shareholder approval is required by the 1940 Act or the rules and regulations thereunder. The Fund will not:

     1. Issue senior securities or borrow money, except as permitted under the 1940 Act and the rules and regulations thereunder, and then not in excess of 33-1/3% of the Fund’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a when-issued, delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets;
     2. Pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by the Fund. (For the purpose of this restriction, the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities by and collateral arrangements with respect to margin for future contracts by the Fund are not deemed to be pledges or hypothecations);
     3. Underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;
     4. Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein, including real estate investment trusts;
     5. Invest 25% or more of the value of the Fund’s assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to securities issued by other investment companies. For purposes of this limitation states, municipalities and their political subdivisions are not considered to be part of any industry;
     6. Purchase or sell physical commodities, unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;
     7. Make loans, except loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan;
     8. Engage in short sales of securities or maintain a short position, except that the Fund may (a) sell short “against the box” and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or
     9. Purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that the Fund may make initial and variation margin deposits in connection with permitted transactions in options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.
When engaging in options, futures and forward currency contract strategies, the Fund will either: (1) earmark or set aside cash or liquid securities in a segregated account with the custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset (“cover”) its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

TRUSTEES AND OFFICERS
The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustees” below is an “interested person” of the Trust, Polen Capital Management, LLC or BNY Mellon Distributors Inc. (formerly, PFPC Distributors, Inc.), the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the Adviser or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and officer as it relates to the Trust’s business is 760 Moore Road, King of Prussia, PA 19406.

Other
				Number of	Directorships
				Funds in	Held by
			Principal	Fund	Trustee
		Term of Office	Occupation(s)	Complex	During the
Name and	Position(s) Held	and Length of	During Past	Overseen by	Past Five
Date of Birth	with Trust	Time Served	Five Years	Trustee	Years
INTERESTED TRUSTEES[1]

NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2006.	Executive Vice President Finance of BNY Mellon since July 2010; Chief Financial Officer of PNC Global Investment Servicing Inc. from September 1997 to July 2010; Director of BNY Mellon Distributors Inc. (formerly, PFPC Distributors, Inc.)	19	None

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	CEO of US Funds Services, BNY Mellon Asset Servicing since July 2010; Chief Executive Officer of PNC Global Investment Servicing Inc. from March 2008 to July 2010; President, PNC Global Investment Servicing Inc. from 2003 to 2008.	19	None

[1]	Messrs. Marsini and Wynne are considered “interested persons” of the Trust as that term is defined in the 1940 Act. Mr. Marsini is an “Interested Trustee” of the Trust because he is an affiliated person of the Underwriter by reason of his position as an officer, director or employee of the Underwriter. Mr. Wynne is an “Interested Trustee” of the Trust because he is an affiliated person of the Underwriter by reason of his position as an officer, director or employee of BNY Mellon Investment Servicing (US) Inc., which, with the Underwriter, may be deemed to be under the common control of Bank of New York Mellon Corp. In addition, Messrs. Marsini and Wynne each serve as an officer or director or is an employee of Bank of New York Mellon Corp. or one or more subsidiaries of Bank of New York Mellon Corp. which may be deemed to control, be controlled by or under common control with the Underwriter.

					Other
				Number of	Directorships
				Funds in	Held by
			Principal	Fund	Trustee
		Term of Office	Occupation(s)	Complex	During the
Name and	Position(s) Held	and Length of	During Past	Overseen by	Past Five
Date of Birth	with Trust	Time Served	Five Years	Trustee	Years
INDEPENDENT TRUSTEES

ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC 2005 to 2006.	19	WT Mutual Fund (12 portfolios); Optimum Fund Trust (6 portfolios).

IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	19	None

DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; and MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; and Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	19	American Express Receivables Financing Corporation II; BNP US Funding L.L.C.; Merrill Lynch Mortgage Investors, Inc.; and SDG&E Funding LLC
As of the date of this SAI, none of the Independent Trustees or any of their immediate family members (i.e., spouse or dependent children) serves as an officer or trustee or is an employee of the Trust, the Adviser or the Underwriter, or of any of their respective affiliates. Nor do any of such persons serve as an officer or director or is an employee of any company controlled by or under common control with such entities.

Principal
		Term of Office and	Occupation(s)
Name and	Position(s) Held	Length of Time	During Past
Date of Birth	with Trust	Served	Five Years
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.

JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.

JENNIFER M. SHIELDS Date of Birth: 7/74	Secretary	Shall serve until death, resignation or removal. Officer since 2008.	Vice President and Associate Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. since 2007; Attorney at the law firm of Pepper Hamilton LLP from 2005 to 2007.

SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since August 15, 2004; Senior Legal Counsel, PNC Global Investment Servicing (U.S.) Inc., from 2002 to 2004.
LEADERSHIP STRUCTURE AND RESPONSIBILITIES OF THE BOARD AND ITS COMMITTEES. The basic responsibilities of the Trustees are to monitor the Fund’s financial operations and performance, oversee the activities and legal compliance of the Adviser and other major service providers, keep themselves informed, and exercise their business judgment in making decisions important to the Fund’s proper functioning based on what the Trustees reasonably believe to be in the best interests of the shareholders. The Board is comprised of five individuals, two of whom are considered Interested Trustees (Messrs. Marsini and Wynne). The remaining Trustees are Independent Trustees. The Board meets multiple times during the year (but at least quarterly) to review the investment performance of the Fund and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements.
The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and acts as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-laws, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

Each Trustee was appointed to serve on the Board because of his experience, qualifications, attributes and/or skills as set forth in the subsection “Trustee Qualifications,” below. Based on a review of the Board and its function, the Trustees have determined that the leadership structure of the Board is appropriate and that the Board’s role in the risk oversight of the Trust, as discussed below, allows the Board to effectively administer its oversight function.
The Board has an Audit Committee, a Nominating Committee and a Governance Committee. The responsibilities of each committee and its members are described below.
AUDIT COMMITTEE. The Audit Committee is comprised of Messrs. Christian, Mansur and Puglisi, each of whom is an Independent Trustee. Mr. Mansur serves as the chairman of the Audit Committee. The Board has adopted a written charter (the “Audit Committee Charter”) for the Audit Committee. Pursuant to the Audit Committee Charter, the Audit Committee has the responsibility, among others, to (1) select the Trust’s independent registered public accountants; (2) review and approve the scope of the independent registered public accountants’ audit activity; (3) oversee the audit process of the financial statements which are the subject of the independent registered public accountants’ certifications; and (4) review with such independent registered public accountants the adequacy of the Trust’s basic accounting system and the effectiveness of the Trust’s internal accounting controls. The Audit Committee meets at least two times per year. The Audit Committee met twice during the fiscal year ended April 30, 2010.
NOMINATING COMMITTEE. The Nominating Committee is comprised of Messrs. Christian, Mansur and Puglisi. Mr. Puglisi serves as the chairman of the Nominating Committee. The Board has adopted a written charter for the Nominating Committee. The Nominating Committee is responsible for assessing the size, structure and composition of the Board; determining trustee qualification guidelines as well as compensation, insurance and indemnification of Trustees; identifying Trustee candidates; oversight of Board self-evaluations; and identifying, from time to time, qualified candidates to serve as the CCO for the Trust. The Nominating Committee meets at least once a year. The Nominating Committee met once during the fiscal year ended April 30, 2010.
The Nominating Committee develops a list of nominees, even when there is no current or anticipated vacancy on the Board, for consideration by the Board when appropriate. The Nominating Committee identifies potential nominees in accordance with its Statement of Policy on Qualifications for Board Membership. The Nominating Committee will consider nominee candidates recommended by shareholders. Shareholders who wish to recommend individuals for consideration by the Nominating Committee as nominee candidates may do so by submitting a written recommendation to the Secretary of the Trust at: 760 Moore Road, King of Prussia, PA 19406. Submissions must include sufficient biographical information concerning the recommended individual, including age, at least ten years of employment history with employer names and a description of the employer’s business, and a list of board memberships (if any). The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected. Recommendations must be received in a sufficient time, as determined by the Nominating Committee in its sole discretion, prior to the date proposed for the consideration of nominee candidates by the Board. Upon the written request of shareholders holding at least a 5% interest in the Trust’s shares in the aggregate, the Secretary shall present to any special meeting of shareholders such nominees for election as trustees as specified in such written request.
GOVERNANCE COMMITTEE. The Governance Committee is comprised of Messrs. Marsini, Mansur and Wynne. Mr. Marsini serves as the chairman of the Governance Committee. The Governance Committee is responsible for formulating a statement of corporate governance and reviewing certain regulatory and compliance matters of the Trust. The Governance Committee meets at least once a year. The Governance Committee met twice during the fiscal year ended April 30, 2010.
TRUSTEE QUALIFICATIONS. The following is a brief discussion of the experience, qualifications, attributes and/or skills that led to the Board of Trustees’ conclusion that each individual identified below is qualified to serve as a Trustee of the Trust.
The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support the conclusion that each Trustee is qualified to serve as a Trustee of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Marsini is the Executive Vice President Finance of BNY Mellon and former Chief Financial Officer of PNC Global Investment Servicing Inc.; Mr. Wynne is the CEO of US Funds Services, BNY Mellon Asset Servicing and former Chief Executive Officer of PNC Global Investment Servicing;

Mr. Christian served as the Executive Vice President of Wilmington Trust and currently serves as the Trustee to other mutual fund complexes; Mr. Mansur is a Professor of Finance, School of Business Administration, at Widener University; and Mr. Puglisi is the Managing Director of Puglisi & Associates and serves as a director for various other businesses.
In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Trust and its funds. The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Trustees do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.
RISK OVERSIGHT. Through its direct oversight role, and indirectly through its Committees, of officers and service providers, the Board performs a risk oversight function for the Trust and its funds consisting, among other things, of the following activities: (1) at regular and special Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Trust and its Funds; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust; (3) meeting with the portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (4) meeting with representatives of key service providers, including the investment adviser, administrator, the distributor, the transfer agent, the custodian and the independent registered public accounting firm of the Trust, to review and discuss the activities of the Trust and its Funds and to provide direction with respect thereto; and (5) engaging the services of the Chief Compliance Officer of the Fund to test the compliance procedures of the Trust and its service providers.
SECURITY AND OTHER INTERESTS. As of December 31, 2009, none of the Trustees beneficially owned equity securities in the Fund and in all registered investment companies overseen by the Trustees within the Fund Complex.
COMPENSATION. For their services to the Trust, each Independent Trustee is paid the following: (i) an initial annual retainer of $10,000; (ii) an in-person board meeting fee of $1,000 per board meeting attended; (iii) an in-person committee meeting fee of $500 per committee meeting attended; and (iv) a telephonic meeting fee of $250 per board or committee meeting attended plus an additional fee of $250 if a meeting exceeds one hour. If the number of investment advisers providing services to the Trust or its series exceeds two, an additional retainer of $2,500 for each additional investment adviser shall be paid. The Chairman of the Board of Trustees is paid an additional annual retainer of $2,500 and each Chairman of a committee is paid an additional annual retainer of $1,000. The Trust also reimburses the Independent Trustees for their related business expenses. The Trust does not compensate the Interested Trustees.
The following table sets forth the aggregate compensation paid to each of the Independent Trustees for the fiscal year ended April 30, 2010.

				Total
	Aggregate	Pension or Retirement	Estimated Annual	Compensation
Name of Independent	Compensation	Benefits Accrued as Part	Benefits upon	from the Trust
Trustee	from the Trust	of the Trust's Expenses	Retirement	Complex
ROBERT J. CHRISTIAN	$27,535	$0	$0	$27,535
IQBAL MANSUR	$25,520	$0	$0	$25,520
DONALD J. PUGLISI	$24,875	$0	$0	$24,875

CODE OF ETHICS
In accordance with Rule 17j-1 of the 1940 Act, the Trust, the investment adviser and the Underwriter have adopted a code of ethics (each, a “Code” and together, the “Codes”).
The Codes are intended to prohibit or restrict transactions that may be deemed to create a conflict of interest among an investment adviser, the Underwriter or the Trust. Each Code identifies the specific employees, officers or other persons who are subject thereto and all are required to abide by the provisions thereunder. Persons covered under the Codes may engage in personal trading for their own accounts, including securities that may also be purchased or held or traded by the Fund under certain circumstances.
Under the Code adopted by the Trust, personal trading is subject to specific restrictions, limitations, guidelines and other conditions. Under the Code of Ethics adopted by the investment adviser, personal trading is subject to pre-clearance and other conditions set forth in their respective Codes.
On an annual basis, the Board of Trustees reviews reports regarding all of the Codes including information about any material violations of the Codes. The Codes are on public file as exhibits to the Trust’s registration statement with the SEC.
PROXY VOTING
The Board of Trustees has adopted the investment adviser’s proxy voting procedures and has delegated the responsibility for exercising the voting rights associated with the securities purchased and/or held by the Fund to the investment adviser, subject to the Board’s continuing oversight. In exercising its voting obligations, the investment adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the Fund, and for the purpose of providing benefits to the Fund. The investment adviser will consider the factors that could affect the value of the Fund’s investment in its determination on a vote.
The investment adviser has identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings. The proxy voting procedures address these considerations and establish a framework for consideration of a vote that would be appropriate for the Fund. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing such common or routine matters.
The investment adviser’s proxy voting procedures establish a protocol for voting of proxies in cases in which the investment adviser or an affiliated entity has an interest that is reasonably likely to be affected by a proxy to be voted on behalf of the Fund or that could compromise the investment adviser’s independence of judgment and action in voting the proxy in the best interest of the Fund’s shareholders. The investment adviser believes that consistently voting in accordance with its stated guidelines will address most conflicts of interest, and to the extent any deviation of such guidelines occurs it will be carefully assessed by a securities review committee to determine if a conflict of interest exists, and if a material conflict of interest exists, the committee will determine an appropriate resolution, which may include consultation with management or Trustees of the Trust, analyses by independent third parties, or other means necessary to ensure and demonstrate the proxy was voted in the best interests of shareholders. The investment adviser’s proxy voting policies and procedures are attached herewith as Appendix B. The Fund is required to file annually its proxy voting record on Form N-PX with the SEC. Form N-PX is required to be filed by August 31 of each year and when filed will be available without charge by request by calling the Fund at (888) 678-6027 or on the SEC’s website at www.sec.gov.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
As of May 31, 2010, no persons or entities owned, of record or beneficially, more than 5% of the outstanding equity securities of the Fund. As of May 31, 2010, the Trustees and officers of the Trust owned individually and together less than 1% of the outstanding shares of the Fund.

INVESTMENT ADVISORY SERVICES
Polen Capital Management, LLC (“PCM” or the “Adviser”) is a registered investment adviser located at 2700 N. Military Trail, Suite 230, Boca Raton, FL 33431. PCM was founded in 1979 and, in addition to serving as the investment adviser to the Fund, provides portfolio management services to individuals, pension and profit sharing plans, other pooled investment vehicles, charitable organizations, state or municipal government agencies and other businesses. As of March 31, 2010, PCM had approximately $729 million in assets under management.
Pursuant to an investment advisory agreement between the Trust and the Adviser, the Adviser manages the assets of the Fund (the “Investment Advisory Agreement”). The Investment Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Board of Trustees including a majority of the Independent Trustees casting votes in person at a meeting called for such purpose, or by vote of a majority of the outstanding voting securities of the Fund. The Investment Advisory Agreement may be terminated by the Fund or the Adviser on 60 days’ written notice without penalty. The Investment Advisory Agreement will also terminate automatically in the event of its assignment as defined in the 1940 Act.
Pursuant to the Investment Advisory Agreement, the Adviser is entitled to receive an annual investment advisory fee, paid monthly, comprising 1.00% of the average daily net assets of the Fund. Each class of shares of the Fund bears its respective pro-rata portion of the advisory fee payable by the Fund. The Adviser has contractually agreed to waive or otherwise reduce its annual compensation received from the Fund to the extent that the Fund’s “Total Annual Fund Operating Expenses,” excluding taxes, any class-specific expenses (such as Rule 12b-1 distribution fees, shareholder service fees, or transfer agency fees), “Acquired Fund Fees and Expenses,” interest, extraordinary items and brokerage commissions, exceeds 1.00% of average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2011, unless the Board of Trustees approves its earlier termination.
Under the terms of the Investment Advisory Agreement, the Adviser agrees to: (a) direct the investments of the Fund, subject to and in accordance with the Fund’s investment objective, policies and limitations set forth in the Prospectus and this SAI; (b) purchase and sell for the Fund, securities and other investments consistent with the Fund’s objective and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of the Fund; (d) pay the salaries of all personnel of the Adviser performing services relating to research, statistical and investment activities on behalf of the Trust; (e) make available and provide such information as the Trust and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable Federal, foreign or state statutes or regulations; and (f) make its officers and employees available to the Trustees and officers of the Trust for consultation and discussion regarding the management of the Fund and its investment activities. Additionally, the Adviser agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with the Fund. The Trust and/or the Adviser may at any time or times, upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-adviser pursuant to which the Adviser delegates any or all of its duties as listed.
The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement.
The salaries of personnel of the Adviser performing services for the Fund relating to research, statistical and investment activities are paid by the Adviser.
PORTFOLIO MANAGERS
The management of the Fund is the responsibility of a group of investment professionals employed by the Adviser. The information provided below supplements the information provided in the Prospectus under the heading

“Portfolio Managers” with respect to the investment professionals responsible, either individually or jointly, for the day-to-day management of the Fund, including information regarding:
(i)	“Other Accounts Managed.” Other accounts managed by Messrs. Polen and Davidowitz, who are the portfolio managers and management team members jointly and primarily responsible for the day-to-day management of the Fund as of March 31, 2010;

(ii)	“Material Conflicts of Interest.” Material conflicts of interest identified by the Adviser that may arise in connection with a portfolio manager’s management of the Fund’s investments and investments of other accounts managed. These potential conflicts of interest include material conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio manager and conflicts associated with the allocation of investment opportunities between the Fund and other accounts managed by the portfolio manager. Additional conflicts of interest may potentially exist or arise that are not discussed below;

(iii)	“Compensation.” A description of the structure of and method used to determine the compensation received by the Fund’s portfolio managers or management team members from the Fund, the Adviser or any other source with respect to managing the Fund and any other accounts as of March 31, 2010; and

(iv)	“Ownership of Securities.” Information regarding each portfolio manager’s dollar range of equity securities beneficially owned in the Fund as of March 31, 2010.
Other Accounts Managed. The table below includes details regarding the number of other registered investment companies, other pooled investment vehicles and other accounts jointly managed by Messrs. Polen and Davidowitz, total assets under management for each type of account and total assets in each type of account with performance-based advisory fees as of March 31, 2010:

				Total Assets
			Number of Accounts	Managed subject to
	Total Number		Managed subject to a	a Performance
	of Accounts	Total Assets	Performance Based	Based Advisory Fee
Type of Accounts	Managed	(millions)	Advisory Fee	(millions)
Other Registered Investment Companies:	0	$ 0	0	$ 0
Other Pooled Investment Vehicles:	1	$ 21	1	$21
Other Accounts:	355	$708	0	$ 0
Material Conflicts of Interest. PCM provides advisory services to other clients which invest in securities of the same type in which the Fund invests. The Adviser is aware of its obligation to ensure that when orders for the same securities are entered on behalf of the Fund and other accounts, the Fund receives fair and equitable allocation of these orders, particularly where affiliated accounts may participate. The Adviser attempts to mitigate potential conflicts of interest by adopting policies and procedures regarding trade execution, brokerage allocation and order aggregation which provide a methodology for ensuring fair treatment for all clients in situations where orders can not be completely filled or filled at different prices.
Compensation. The Adviser compensates the Fund’s portfolio managers for their management of the Fund. Messrs. Polen and Davidowitz are owners of the Adviser and are compensated with a base salary plus a year-end distribution of the Adviser’s net profits determined by each of their interests in the Adviser. The Adviser’s compensation strategy is to provide reasonable base salaries commensurate with an individual’s responsibility and provide performance bonus awards. Total compensation of a Fund’s portfolio managers is not related to the Fund’s performance.
Ownership of Shares of the Fund. The portfolio managers did not beneficially own equity securities in the Fund.

ADMINISTRATION AND ACCOUNTING SERVICES
Pursuant to an Administration and Accounting Services Agreement dated July 19, 2007, BNY Mellon Investment Servicing (US) Inc.(“BNY Mellon Investment Servicing”) performs certain administrative services for the Trust including, among other things, assisting in the preparation of the annual post-effective amendments to the Trust’s registration statement, assisting in obtaining the fidelity bond and trustees’ and officers’/errors and omissions insurance policies, preparing notices, agendas, and resolutions for quarterly Board meetings, maintaining the Trust’s corporate calendar, maintaining Trust contract files and providing executive and administrative services to support the Independent Trustees. BNY Mellon Investment Servicing also performs certain administrative and accounting services for the Trust such as preparing shareholder reports, providing statistical and research data, assisting the Adviser in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Trust. In addition, BNY Mellon Investment Servicing prepares and files certain reports with the appropriate regulatory agencies and prepares certain materials required by the SEC or any state securities commission having jurisdiction over the Trust. The accounting services performed by BNY Mellon Investment Servicing include determining the NAV per share of the Fund and maintaining records relating to the securities transactions of the Fund. BNY Mellon Investment Servicing and the Underwriter are indirect wholly-owned subsidiaries of Bank of New York Mellon Corp.
ADDITIONAL SERVICE PROVIDERS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103 serves as the independent registered public accounting firm to the Trust.
LEGAL COUNSEL. Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Trust.
CUSTODIAN. PFPC Trust Company (the “Custodian”), located at 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Fund’s custodian. The Custodian’s services include, in addition to the custody of all cash and securities owned by the Trust, the maintenance of custody accounts in the Custodian’s trust department, the segregation of all certificated securities owned by the Trust, the appointment of authorized agents as sub-custodians, disbursement of funds from the custody accounts of the Trust, releasing and delivering securities from the custody accounts of the Trust, maintaining records with respect to such custody accounts, delivering to the Trust a daily and monthly statement with respect to such custody accounts and causing proxies to be executed.
TRANSFER AGENT. BNY Mellon Investment Servicing, 760 Moore Road, King of Prussia, PA 19406, serves as the Trust’s Transfer Agent and Dividend Paying Agent.
BROKERAGE ALLOCATION AND OTHER PRACTICES
Subject to policies established by the Board of Trustees, the Adviser is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage. The Adviser has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. The Adviser often deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Adviser to obtain the best results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer-spread or commission), the size, type and difficulty of the transaction involved, the firm’s general execution and operations facilities and the firm’s risk in positioning the securities involved. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads and brokerage commissions.
While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available. Subject to obtaining the best net results, dealers who provide supplemental investment research (such as quantitative and modeling information assessments and statistical data and provide other similar services) to the Adviser may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under the Investment Advisory Agreement and the expense of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by the Adviser in servicing all of its accounts and such research may or may not be useful to the Adviser in connection with the Fund. In addition, as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser may pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for the Fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if the amount is believed by the Adviser to be reasonable in relation to the value of the overall quality of the brokerage and research services provided. Other clients of the Adviser may indirectly benefit from the provision of these services to the Adviser, and the Fund may indirectly benefit from services provided to the Adviser as a result of transactions for other clients.
The Fund invests in securities traded in the over-the-counter markets, and the Fund often deals directly with dealers who make markets in the securities involved, except in those circumstances where better execution is available elsewhere. Under the 1940 Act, except as permitted by exemptive order or rule, persons affiliated with the Fund are prohibited from dealing with the Fund as principal in the purchase and sale of securities. However, affiliated persons of the Fund may serve as its brokers in certain over-the-counter transactions conducted on an agency basis.
Securities held by the Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Adviser or its affiliates act as an adviser. Because of different investment objectives or other factors, a particular security may be bought for an advisory client when other clients are selling the same security. If purchases or sales of securities by the Adviser for the Fund or other funds for which it acts as investment adviser or for other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as are feasible, for the respective funds and clients in a manner deemed equitable to all. Transactions effected by the Adviser (or its affiliates) on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price.
ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
The additional compensation to financial intermediaries described in the prospectus may be calculated based on factors determined by the Adviser and its affiliates from time to time, including: the value of the Fund’s shares sold to, or held by, a financial intermediary’s customers; gross sales of the Fund’s shares by a financial intermediary; or a negotiated lump sum payment.
In addition to the additional cash payments to financial intermediaries described in the Prospectus, subject to applicable FINRA rules and regulations, the Adviser and its affiliates may provide compensation to financial intermediaries that may enable the Adviser and its affiliates to sponsor or participate in educational or training programs, sales contests and other promotions involving the sales representatives and other employees of financial intermediaries in order to promote the sale of the Fund’s shares. The Adviser and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of financial intermediaries and their sales representatives and other employees in connection with such educational or training programs, sales contests and other promotions. These payments may vary with each such event.
DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN
BNY Mellon Distributors Inc. (the “Underwriter”), located at 760 Moore Road, King of Prussia, PA 19406, serves as a principal underwriter of the Fund’s shares pursuant to an Underwriting Agreement with the Trust. Pursuant to the terms of the Underwriting Agreement, the Underwriter is granted the right to sell the shares of the Fund as agent for the Trust. Shares of the Fund are offered continuously. Nicholas M. Marsini, Jr. and Stephen M. Wynne are both Interested Trustees of the Trust in part because of their affiliation with the Underwriter. By reason of such affiliations, Messrs. Marsini and Wynne may directly or indirectly receive benefits from the underwriting fees paid to the Underwriter and may be deemed to have a direct or indirect financial interest in the operation of the Fund’s Plan of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”).

Under the terms of the Underwriting Agreement, the Underwriter agrees to use efforts deemed appropriate by the Underwriter to solicit orders for the sale of shares of the Fund and will undertake such advertising and promotions as it believes reasonable in connection with such solicitation. To the extent that the Underwriter receives fees under the 12b-1 Plan, the Underwriter will furnish or enter into arrangement with others for the furnishing of marketing or sales services with respect to the Retail Class shares as may be required pursuant to such plan. Moreover, to the extent that the Underwriter receives shareholder service fees under any shareholder services plan adopted by the Fund, the Underwriter will furnish or enter into arrangements with others for the furnishing of personal or account maintenance services with respect to the relevant shareholders of the Fund as may be required pursuant to such plan. The Underwriter receives no underwriting commissions or Rule 12b-1 fees in connection with the sale of the Fund’s Institutional Class shares. The Trustees of the Trust have determined that there is a reasonable likelihood that the 12b-1 Plan will benefit the Trust, the Fund and the shareholders of the Fund’s Retail Shares.
The Underwriting Agreement became effective as of July 19, 2007 and continues in effect for a period of two years. Thereafter, the agreement continues in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Underwriting Agreement provides that the Underwriter, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreements, will not be liable to the Fund or its shareholders for losses arising in connection with the sale of Fund shares.
The Underwriting Agreement terminates automatically in the event of an assignment. The Underwriting Agreement is also terminable without payment of any penalty with respect to the Fund (i) (by vote of a majority of the Trustees of the Fund who are not interested persons of the Trust or the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plan of the Fund or any agreements related to the 12b-1 Plan or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days written notice to the Underwriter; or (ii) by the Underwriter on sixty (60) days written notice to the Fund. The Underwriter will be compensated for distribution services according to the 12b-1 Plan regardless of the Underwriter’s expenses. If such compensation exceeds the Underwriter’s expenses, the Underwriter may realize a profit from these arrangements. The 12b-1 Plan provides that the Underwriter will be paid for distribution activities such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort and printing and mailing of prospectuses to prospective shareholders. Additionally, the Underwriter may pay certain financial institutions (“Service Organizations”) such as banks or broker-dealers who have entered into servicing agreements with the Underwriter and other financial institutions for distribution and shareholder servicing activities.
The 12b-1 Plan further provides that payment shall be made for any month only to the extent that such payment does not exceed 0.25% on an annualized basis of the Fund’s Retail Class Shares average net assets, except with respect to limitations set from time to time by the Board of Trustees.
Under the 12b-1 Plan, if any payments made by the Adviser out of its advisory fee, not to exceed the amount of that fee, to any third parties (including banks), including payments for shareholder servicing and transfer agent functions, were deemed to be indirect financing by a Fund of the distribution of its Retail Class shares, such payments are authorized. A Fund may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the 12b-1 Plan. No preference for instruments issued by such depository institutions is shown in the selection of investments.
CAPITAL STOCK AND OTHER SECURITIES
The Trust issues and offers separate classes of shares of the Fund: Retail Class and Institutional Class shares. The shares of the Fund, when issued and paid for in accordance with the Prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.
The separate classes of shares of the Fund represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that Retail Class shares bear Rule 12b-1 distribution expenses and have exclusive voting rights with respect to the 12b-1 Plan pursuant to which the distribution fee may be paid.

The net income attributable to a class of shares and the dividends payable on such shares will be reduced by the amount of any applicable shareholder service or Rule 12b-1 distribution fees. Accordingly, the NAV of the Retail Class shares will be reduced by such amount to the extent the Fund has undistributed net income.
Shares of the Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. Each class takes separate votes on matters affecting only that class.
The Fund does not hold annual meetings of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of the Fund’s outstanding shares.
PURCHASE, REDEMPTION AND PRICING OF SHARES
PURCHASE OF SHARES. Information regarding the purchase of shares is discussed in the “Purchase of Shares” section of the Prospectus.
REDEMPTION OF SHARES. Information regarding the redemption of shares is discussed in the “Redemption of Shares” section of the Prospectus.
PRICING OF SHARES. For the Fund, the NAV per share of the Fund is determined by dividing the value of the Fund’s net assets by the total number of Fund shares outstanding. This determination is made by BNY Mellon Investment Servicing, as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m., Eastern Time) each day the Fund is open for business. The Fund is open for business on days when the Exchange is open for business.
In valuing the Fund’s assets, a security listed on an exchange (and not subject to restrictions against sale by the Fund on an exchange) will be valued at its last sale price on the exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the last asked price and the last bid price prior to the market close. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers’ National Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the last asked price and the last bid price prior to the market close. Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.
DIVIDENDS
The Fund intends to distribute substantially all of its net investment income, if any. Distributions from such net investment income are declared and paid annually to the shareholders. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over short-term capital loss) realized by the Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually.
The Fund’s distributions are taxable to shareholders (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the Fund. A distribution paid by the Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the distribution. A distribution declared shortly after a purchase of shares by an investor would, therefore, represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to federal income taxes.

A statement will be sent to you within 60 days after the end of each year detailing the tax status of your distributions. Please see “Taxation of the Fund” below for more information on the federal income tax consequences of distributions made by the Fund.
TAXATION OF THE FUND
The following discussion summarizes certain U.S. federal income tax considerations affecting the Fund and its shareholders. This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Fund. The summary is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “IRC”), applicable U.S. Treasury Regulations promulgated thereunder (the “Regulations”), and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive and may affect the conclusions expressed herein. The summary applies only to beneficial owners of the Fund’s shares in whose hands such shares are capital assets within the meaning of Section 1221 of the IRC and may not apply to certain types of beneficial owners of the Fund’s shares, including, but not limited to insurance companies, tax exempt organizations, shareholders holding the Fund’s shares through tax-advantaged accounts (such as an individual retirement account (an “IRA”), a 401(k) plan account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding the Fund’s shares as part of a hedge, straddle or conversion transaction and shareholders who are subject to the alternative minimum tax. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.
The Fund intends to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the IRC and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.
The Fund has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion applicable to each shareholder of the Fund addresses only some of the federal income tax considerations generally affecting investments in the Fund. Each shareholder is urged and advised to consult such shareholder’s own tax advisor with respect to the tax consequences of the ownership, purchase and disposition of an investment in the Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder’s shares and to possible effects of changes in federal or other tax laws.
GENERAL. For federal tax purposes, the Fund is treated as a separate corporation. The Fund has elected, and intends to continue to qualify for, taxation as a RIC under the IRC. By qualifying as a RIC, the Fund (but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and net realized capital gains that it distributes to its shareholders.
Shareholders should be aware that investments made by the Fund, some of which are described below, may involve complex tax rules some of which may result in income or gain recognition by the Fund without the concurrent receipt of cash. Although the Fund seeks to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described below. Cash to make the required minimum distributions may be obtained from sales proceeds of securities held by the Fund (even if such sales are not advantageous) or, if permitted by the Fund’s governing documents and other regulatory restrictions, through borrowing the amounts required.
QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Qualification as a RIC under the IRC requires, among other things, that: (a) the Fund derives at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the “Qualifying Income Requirement”), and net income from certain qualified publicly traded partnerships; (b) the Fund diversifies its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of the

Fund’s assets is comprised of cash, cash items (including receivables), U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of the Fund’s assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or one or more “qualified publicly traded partnerships”; and (c) distribute each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses all determined without regard to any deduction for dividend paid); and (ii) 90% of its tax exempt interest, net of expenses allocable thereto.
The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the qualifying income requirement only if such gains are directly related to the principal business of the Fund in investing in stock or securities or options and futures with respect to stock or securities. To date, no such regulations have been issued.
As a RIC, the Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the IRC’s timing and other requirements at least 90% of its investment company taxable income and at least 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions (“net tax exempt interest”). The Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss). If the Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by the Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of the shares owned by a shareholder of the Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Fund on that amount of capital gain.
The qualifying income and asset requirements that must be met under the IRC in order for the Fund to qualify as a RIC, as described above, may limit the extent to which the Fund will be able to engage in derivative transactions. Rules governing the federal income tax aspects of derivatives, including swap agreements, are not entirely clear in certain respects, particularly in light of two IRS revenue rulings issued in 2006. Revenue Ruling 2006-1 held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Subsequently, the IRS issued Revenue Ruling 2006-31 in which it stated that the holding in Revenue Ruling 2006-1 “was not intended to preclude a conclusion that the income from certain instruments (such as certain structured notes) that create a commodity exposure for the holder is qualifying income.” While the Fund does not intend to invest in such securities, if it does, it intends to account for such transactions, in a manner it deems to be appropriate; the IRS, however, might not accept such treatment. If it did not, the status of the Fund as a RIC might be jeopardized if such instruments are held in the Fund.
If for any taxable year the Fund fails to qualify as a RIC, it will be subject to tax in the same manner as an ordinary corporation subject to tax on a graduated basis with a maximum tax rate of 35% and all distributions from earnings and profits (as determined under the U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2011) and the dividends-received deduction for corporation shareholders.
EXCISE TAX. If the Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98% of the excess of its capital gains in excess of its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year), and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which the Fund did not pay federal income tax, the Fund will be subject to a nondeductible 4% excise tax (the “Excise Tax”) on the undistributed amounts. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The Fund generally intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax. However, no assurances can be given that the Fund will not be subject to the Excise Tax and, in fact, in certain instances if warranted, the Fund may choose to pay the Excise Tax as opposed to making an additional distribution.
CAPITAL LOSS CARRYFORWARDS. The Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. The Fund’s capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Fund does not expect to distribute any such offsetting capital gains. The Fund cannot carry back or carry forward any net operating losses.
If the Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carryforwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable.
ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT. The Fund may acquire debt securities that are treated as having original issue discount (“OID”) (generally a debt obligation with a purchase price less than its principal amount, such as a zero coupon bond). Generally, the Fund will be required to include the OID in income over the term of the debt security, even though the Fund will not receive cash payments for such OID until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having OID, which could affect the character and timing of recognition of income. Inflation-indexed bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes.
A debt security acquired in the secondary market may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with original issue discount. Market discount generally is accrued ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though no cash will be received. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.
In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund receives no interest payment in cash on the security during the year.
The Fund generally will be required to make distributions to shareholders representing the income accruing on the debt securities, described above, that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay these distributions may be obtained from sales proceeds of securities held by the Fund (even if such sales are not advantageous) or, if permitted by the Fund’s governing documents, through borrowing the amounts required. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions. Borrowing to fund any distribution also has tax implications, such as potentially creating unrelated business taxable income (“UBTI”).
OPTIONS, FUTURES AND FORWARD CONTRACTS. The writing (selling) and purchasing of options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection with such transactions.
Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Some regulated futures contracts, certain foreign currency contracts, and certain non-equity options (such as certain listed options or options on broad based securities indexes) held by the Fund (“Section 1256 contracts”), other than contracts on which the Fund has made a “mixed-straddle election,” will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their market value on the last day of the Fund’s taxable year. These provisions may require the Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. Transactions that qualify as designated hedges are exempt from the mark-to-market rule, but may require the Fund to defer the recognition of losses on futures contracts, foreign currency contracts and certain options to the extent of any unrecognized gains on related positions held by the Fund.
The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of the Fund’s distributions to shareholders. For example, the Section 1256 rules described above may operate to increase the amount the Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to the Fund’s shareholders as ordinary income, and to increase the net capital gain a fund recognizes, without in either case increasing the cash available to the Fund. The Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.
When a covered call option written (sold) by the Fund expires it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when the Fund wrote the option. When a covered call option written by the Fund is exercised, the Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.
STRADDLES. Section 1092 deals with the taxation of straddles which also may affect the taxation of options in which the Fund may invest. Offsetting positions held by the Fund involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute “straddles.” Straddles are defined to include offsetting positions in actively traded personal property. In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above. If the Fund is treated as entering into a straddle and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddles is governed by Section 1256, then such straddle could be characterized as a “mixed straddle.” The Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the “wash sale” and “short sale” rules. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the applicable holding period requirements, described below, and therefore to be taxed as ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where the Fund had not engaged in such transactions.
In circumstances where the Fund has invested in certain pass-through entities, the amount of long-term capital gain that the Fund may recognize from certain derivative transactions with respect to interests in such pass-through entities is limited under the IRC’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.
CONSTRUCTIVE SALES. Certain rules may affect the timing and character of gain if the Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, a futures or forward contract, or other transactions identified in Treasury regulations) in property while holding an appreciated financial position in substantially identical property, the Fund will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale will depend upon the Fund’s holding period in the appreciated financial position. Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the IRC.
In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property by the Fund will be deemed a constructive sale. The foregoing will not apply, however, to the Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).
WASH SALES. The Fund may in certain circumstances be impacted by special rules relating to “wash sales.” In general, the wash sale rules prevent the recognition of a loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by the Fund within 30 days before or 30 days after the sale.
SHORT SALES. The Fund may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to its shareholders. Short sales also may be subject to the “Constructive Sales” rules, discussed above.
PASSIVE FOREIGN INVESTMENT COMPANIES. The Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (“PFIC”) or become a PFIC under the IRC. A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income. If the Fund acquires any equity interest in a PFIC, the Fund could be subject to federal income tax and interest charges on “excess distributions” received from the stock of the PFIC held by the Fund or on any gain from the sale of such equity interest in the PFIC (collectively “PFIC income”), plus interest thereon even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. The Fund’s distributions of the PFIC income will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain.
The Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC. Payment of this tax would therefore reduce the Fund’s economic return from its investment in PFIC shares. To the extent the Fund invests in a PFIC, it may elect to treat the PFIC as a

“qualified electing fund” (“QEF”), then instead of the tax and interest obligation described above on excess distributions, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain. As a result of a QEF election, the Fund would likely have to distribute to its shareholders an amount equal to the QEF’s annual ordinary earnings and net capital gain to satisfy the IRC’s minimum distribution requirement described herein and avoid imposition of the Excise Tax even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements in making the election.
The Fund may elect to “mark-to-market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC stock over the Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. The Fund’s adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. In either case, the Fund may be required to recognize taxable income or gain without the concurrent receipt of cash.
FOREIGN CURRENCY TRANSACTIONS. Foreign currency gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the IRC, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. In some cases elections may be available that would alter this treatment, but such elections could be detrimental to the Fund by creating current recognition of income without the concurrent recognition of cash. If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed the Fund’s investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by the Fund or its shareholders in future years. The foreign currency income or loss will also increase or decrease the Fund’s investment company income distributable to its shareholders.
FOREIGN TAXATION. Income received by the Fund from sources within foreign countries may be subject to foreign withholding and other taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations and it meets the distribution requirements described above, the Fund may file an election (the “pass-through election”) with the IRS pursuant to which shareholders of the Fund would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass-through” for that year.
Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal tax and alternative minimum tax.
REITs. The Fund may invest in REITs. Investments in REIT equity securities may require the Fund to accrue and distribute taxable income without the concurrent receipt of cash. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.

The Fund may invest in REITs that hold residual interests in REMICs or taxable mortgage pools (TMPs), or such REITs may themselves constitute TMPs. Under an IRS notice, and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the IRC as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as the Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or invested in the TMP directly. As a result, the Fund may not be a suitable investment for certain tax exempt-shareholders. See “Tax-Exempt Shareholders.”
DISTRIBUTIONS. Distributions paid out of the Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return. Distributions in excess of the Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain.
For federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income, and distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions designated by the Fund as “capital gain dividends” (distributions from the excess of net long-term capital gain over short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of the. Such dividends do not qualify as dividends for purposes of the dividends received deduction described below.
Noncorporate shareholders of the Fund may be eligible for the 15% long-term capital gain rate applicable to distributions of “qualified dividend income” received by such noncorporate shareholders in taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011. A distribution from the Fund will be treated as qualified dividend income and therefore eligible for the 15% rate to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding periods and other requirements are met. A corporate shareholder of the Fund may be eligible for the dividends received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by the Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met.
Not later than 60 days after the close of each calendar year, the Fund will inform shareholders of the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.
Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders are urged and advised to consult their tax advisors for more information.
SALES, EXCHANGES OR REDEMPTIONS. Upon the disposition of shares of the Fund (whether by redemption, sale or exchange), a shareholder may realize a capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon the shareholder’s holding period for the shares. The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less. Any loss realized on a disposition will be disallowed under the “wash sale” rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends received by the shareholder with respect to such shares. Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.

BACKUP WITHHOLDING. The Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds paid or credited to a Fund shareholder if (i) the shareholder fails to furnish the Fund with the correct taxpayer identification (“TIN”) certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to “backup withholding,” or (iii) the IRS or a broker has notified the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.
STATE AND LOCAL TAXES. State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. Shareholders are urged and advised to consult their own tax advisors as to the state and local tax rules affecting investments in the Fund.
NON-U.S. SHAREHOLDERS. Distributions made to non-U.S. shareholders attributable to net investment income generally are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a non-U.S. shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States) of the non-U.S. shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the federal income tax, reporting and withholding requirements generally applicable to U.S. persons described above.
Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund and capital gain dividends, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of the Fund constitute U.S. real property interests (USRPIs), as described below.
For taxable years beginning before January 1, 2010, non-U.S. shareholders are also exempt from federal income tax withholding on distributions designated by the Fund as interest-related dividends. Interest-related dividends are generally attributable to a RIC’s net interest income earned on certain debt obligations and paid to non-U.S. shareholders. In order to qualify as an interest-related dividend the Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of its taxable year.
Distributions of the Fund when at least 50% of its assets are USRPIs, as defined in the IRC and Treasury regulations, to the extent the distributions are attributable to gains from sales or exchanges of USRPIs (including gains on the sale or exchange of shares in certain “U.S. real property holding corporations,” which may include certain REITs, among other entities, and certain REIT capital gain dividends) generally will cause a non-U.S. shareholder to treat such gain as income effectively connected to a trade or business within the United States, subject to tax at the graduated rates applicable to U.S. shareholders. Such distributions may be subject to U.S. withholding tax and may require the non-U.S. shareholder to file a U.S. federal income tax return.
Subject to additional rules described herein, federal income tax withholding will apply to distributions attributable to dividends and other investment income earned by the Fund. The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the non-U.S. shareholder’s country of residence or incorporation. In order to qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing the Fund with a properly completed Form W-8BEN). All non-U.S. shareholders are urged to consult their tax advisors as to the tax consequences of an investment in the Fund.

TAX-EXEMPT SHAREHOLDERS. A tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund due to the Fund’s investments and if shares in the Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of IRC Section 514(b).
It is possible that a tax-exempt shareholder of the Fund will also recognize UBTI if the Fund recognizes “excess inclusion income” (as described above) derived from direct or indirect investments in REMIC residual interests or TMPs. Furthermore, any investment in a residual interest of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.
In addition, special tax consequences apply to charitable remainder trusts (CRTs) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in TMPs. All tax-exempt shareholders are urged to consult their tax advisors as to the tax consequences of an investment in the Fund.
TAX SHELTER REPORTING REGULATIONS. Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Each shareholder is urged and advised to consult such shareholder’s own tax advisor with respect to the tax consequences of an investment in the Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

APPENDIX A
DESCRIPTION OF SECURITIES RATINGS
Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s® (“S&P”) and Fitch Ratings, Inc. (“Fitch”) are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody’s, S&P® and Fitch are provided below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The Adviser attempts to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. In that event, the Adviser will consider whether it is in the best interest of the Fund to continue to hold the securities.
Moody’s credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.
An S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). The opinion evaluates the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor.
Fitch credit ratings are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, and repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit-ratings cover the global spectrum of corporate, sovereign (including supra-national and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.
Short-Term Credit Ratings
Moody’s
Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
Moody’s employs the following:
“P-1” — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
“P-2” — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
“P-3” — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
“NP” — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

S&P
An S&P short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days, including commercial paper. The following summarizes the rating categories used by S&P for short-term issues:
“A-1” — Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
“A-2” — Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
“A-3” — Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
“B” — Obligations are regarded as having significant speculative characteristics. Ratings of “B-1,” “B-2,” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
“B-1” — Obligations are regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative — grade obligors.
“B-2” — Obligations are regarded as having significant speculative characteristics and the obligor has an average speculative — grade capacity to meet its financial commitments over the short-term compared to other speculative — grade obligors.
“B-3” — Obligations are regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative — grade obligors.
“C” — Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.
“D” — Obligations are in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:
“F1” — Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
“F2” — Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.
“F3” — Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.
“B” — Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
“C” — Securities possess high short-term default risk. This designation indicates that default is a real possibility.
“RD” (Restricted default) — This designation indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
“D” (Default) — This designation indicates a broad-based default event for an entity, or the default of a specific short-term obligation.
Specific limitations relevant to the Short-Term Ratings scale include:
•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.
Long-Term Credit Ratings
Moody’s
Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.
The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” — Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.
“Aa” — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
“A” — Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.
“Baa” — Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
“Ba” — Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.
“B” — Obligations rated “B” are considered speculative and are subject to high credit risk.
“Caa” — Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.
“Ca” — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
“C” — Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
S&P
Issue credit ratings are based, in varying degrees, on the following considerations:
•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
The following summarizes the ratings used by S&P for long-term issues:
“AAA” — An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
“AA” — An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
“BBB” — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
“BB” — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
“B” — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
“CCC” — An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
“CC” — An obligation rated “CC” is currently highly vulnerable to nonpayment.
“C” — A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.
“D” — An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payment will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Plus (+) or minus (-) — The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
“N.R.” — This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular obligation as a matter of policy.
Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch
Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment.
The following summarizes long-term ratings used by Fitch:
“AAA” — Securities considered to be highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
“AA” — Securities considered to be very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
“A” — Securities considered to be high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
“BBB” — Securities considered to be good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
“BB” — Securities considered to be speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
“B” — Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.
“CCC” — Securities have substantial credit risk. “CCC” ratings indicate that substantial credit risk is present.
“CC” — Securities have very high levels of credit risk. “CC” ratings indicate very high levels of credit risk.
“C” — Securities have exceptionally high levels of credit risk. “C” indicates exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate or public finance obligation ratings in the categories below “B.”
Specific limitations relevant to the corporate obligation rating scale include:
•	The ratings do not predict a specific percentage of default likelihood or expected loss over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default and relative recovery should a default occur.

Notes to Short-Term and Long-Term Credit Ratings
Moody’s
Watchlist: Moody’s uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade (“UPG”), on review for possible downgrade (“DNG”), or more rarely with direction uncertain (“UNC”). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.
Rating Outlooks: A Moody’s rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive (“POS”), Negative (“NEG”), Stable (“STA”) and Developing (“DEV” — contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an “(m)” modifier (indicating multiple, differing outlooks) will be displayed, and Moody’s written research will describe any differences and provide the rationale for these differences. A “RUR” (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, “NOO” (No Outlook) may be displayed.
S&P
Creditwatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by S&P’s analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The “positive” designation means that a rating may be raised; “negative” means a rating may be lowered; and “developing” means that a rating may be raised, lowered or affirmed.
Rating Outlook: An S&P rating outlook assesses the potential direction of a long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An outlook is not necessarily a precursor of a rating change or future CreditWatch action.
•	“Positive” means that a rating may be raised.

•	“Negative” means that a rating may be lowered.

•	“Stable” means that a rating is not likely to change.

•	“Developing” means a rating may be raised or lowered.
Fitch
Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first if circumstances warrant such an action.
A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g. shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved, or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.
Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (“CCC”, “CC” and “C”) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.
Rating Outlook: Timing is informative but not critical to the choice of a Watch rather than an Outlook. A discrete event that is largely clear and the terms of which are defined, but which will not happen for more than six months — such as a lengthy regulatory approval process — would nonetheless likely see ratings placed on Watch rather than a revision to the Outlook.
An Outlook revision may, however, be deemed more appropriate where a series of potential event risks has been identified, none of which individually warrants a Watch but which cumulatively indicate heightened probability of a rating change over the following one to two years.
A revision to the Outlook may also be appropriate where a specific event has been identified, but where the conditions and implications of that event are largely unclear and subject to high execution risk over an extended period — for example a proposed, but politically controversial, privatization.
Municipal Note Ratings
Moody’s
Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels — “MIG-1” through “MIG-3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody’s for these short-term obligations:
“MIG-1” — This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.
“MIG-2” — This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
“MIG-3” — This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
“SG” — This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.
When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.
VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” — This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“VMIG-2” — This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“VMIG-3” — This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“SG” — This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
S&P
An S&P U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
“SP-1” — The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.
“SP-2” — The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
“SP-3” — The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.
Fitch
          Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

APPENDIX B
PROXY VOTING POLICY
Polen Capital Management, LLC ▪ 2700 N. Military Trail, Suite 230 ▪ Boca Raton, FL 33431 ▪ 561 241-2425 ▪ 800 358-1887
Proxy Voting Disclosure
The Firm will accept discretionary authority over a client’s proxy if the Firm has discretionary authority over the client’s advisory account and the advisory contract does not expressly state that the Firm will not be voting proxies
or
the client does not retain voting authority. At this time, the Firm does accept proxy voting authority for client accounts.
The Firm utilizes a third party service provider (Risk Metrics Group or “RMG”) for proxy voting matters. The Chief Compliance Officer has been delegated the authority for monitoring corporate actions, ensuring that voting decisions in accordance with these policies, and ensuring that proxies are submitted in a timely manner. The Chief Compliance Officer will also be responsible for ensuring that clients’ requests for these proxy voting policies and procedures and/or their voting information is responded to effectively within a prompt time period. In voting proxies, the Firm’s votes will usually follow the recommendations of RMG. The Firm will rely on RMG to maintain proxy statements and records of proxy votes cast. The Firm will obtain an undertaking from RMG to provide a copy of the documents promptly upon request.
The Chief Compliance Officer will maintain a list of those companies which issue publicly traded securities and with which the Firm (or its affiliates) have such a relationship that proxies presented with respect to those companies may, or may be perceived to give rise to a conflict of interest between the Firm and its clients. Examples of such a relationship include:
• Companies affiliated with directors, or immediate family members of directors of the Firm or of affiliates of the Firm;
• Companies affiliated with officers, or immediate family members of officers of the Firm or of affiliates of the Firm; and
• Companies that maintain significant business relationships with the Firm or of affiliates of the Firm, or with which the Firm or an affiliate of the Firm is actively seeking a significant business relationship.
In addition, any proxy vote that would result in increased compensation to the Firm or an affiliate due to increased or additional fees or other charges to be paid by the client as a result would also be considered a vote where the Firm has a conflict of interest. The Chief Compliance Officer will determine, based on a review of the issues raised by the conflict of interest, the nature of the potential conflict and, most importantly, given the Firm’s commitment to vote proxies in the best interests of client accounts, how the proxy will be handled. The Chief Compliance Officer will perform one the following duties as a result:
1. Disclose the conflict to the client(s), providing sufficient information regarding the matter and the nature of the Firm’s conflict, and obtaining consent before voting;
2. Employ RMG to advise in the voting of the proxy;
3. Employ RMG to vote the proxy on behalf of the Firm and its clients; or
4. Decline to vote the proxy because the cost of addressing the potential conflict of interest is greater than the benefit to the clients of voting the proxy.
To request a copy of how a proxy was voted please mail a signed letter to Polen Capital Management Attn:
          Compliance Officer.

B-1

2010 U.S. PROXY VOTING GUIDELINES SUMMARY
February 25, 2010

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ROUTINE/MISCELLANEOUS
Adjourn Meeting
Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.
Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes “other business.”
Amend Quorum Requirements
Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.
Amend Minor Bylaws
Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).
Change Company Name
Vote FOR proposals to change the corporate name.
Change Date, Time, or Location of Annual Meeting
Vote FOR management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable.
Other Business
Vote AGAINST proposals to approve other business when it appears as voting item.
Vote AGAINST shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable.
Audit-Related
Auditor Indemnification and Limitation of Liability
Consider the issue of auditor indemnification and limitation of liability on a CASE-BY-CASE basis. Factors to be assessed include, but are not limited to:
•	The terms of the auditor agreement- the degree to which these agreements impact shareholders’ rights;

•	Motivation and rationale for establishing the agreements;

•	Quality of disclosure; and

•	Historical practices in the audit area.
WITHHOLD or vote AGAINST members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply:
•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive. Non-audit fees are excessive if:

•	Non-audit (“other”) fees >audit fees + audit-related fees + tax compliance/preparation fees
Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.
In circumstances where “Other” fees include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spin-offs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.
Shareholder Proposals Limiting Non-Audit Services
Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
Shareholder Proposals on Audit Firm Rotation
Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:
•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of Audit Committee meetings held each year;

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.
BOARD OF DIRECTORS:
Voting on Director Nominees in Uncontested Elections
Votes on director nominees should be determined on a CASE-BY-CASE basis.
Four fundamental principles apply when determining votes on director nominees:
•	Board Accountability: Practices that promote accountability include: transparency into a company’s governance practices; annual board elections; and providing shareholders the ability to remove problematic directors and to vote on takeover defenses or other charter/bylaw amendments. These practices help reduce the opportunity for management entrenchment.

•	Board Responsiveness: Directors should be responsive to shareholders, particularly in regard to shareholder proposals that receive a majority vote and to tender offers where a majority of shares are tendered.

Furthermore, shareholders should expect directors to devote sufficient time and resources to oversight of the company.

•	Director Independence: Without independence from management, the board may be unwilling or unable to effectively set company strategy and scrutinize performance or executive compensation.

•	Director Competence: Companies should seek directors who can add value to the board through specific skills or expertise and who can devote sufficient time and commitment to serve effectively. While directors should not be constrained by arbitrary limits such as age or term limits, directors who are unable to attend board and committee meetings and/or who are overextended (i.e. serving on too many boards) raise concern on the director’s ability to effectively serve in shareholders’ best interests.
Board Accountability
Problematic Takeover Defenses
VOTE WITHHOLD/AGAINST2 the entire board of directors (except new nominees3, who should be considered on a CASE-by-CASE basis), if:
•	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election — any or all appropriate nominees (except new) may be held accountable;

•	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote withhold/against every year until this feature is removed;

•	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov 19, 2009);

•	The board makes a material adverse change to an existing poison pill without shareholder approval.

•	Vote CASE-By-CASE on all nominees if the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•	The date of the pill,,s adoption relative to the date of the next meeting of shareholders- i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•	The issuer,,s rationale;

•	The issuer’s governance structure and practices; and

•	The issuer’s track record of accountability to shareholders.
Problematic Audit-Related Practices
Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:

[2]	In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against.” However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

[3]	A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If RMG cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

•	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

•	The company receives an adverse opinion on the company’s financial statements from its auditor; or

•	There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

•	Vote CASE-by-CASE on members of the Audit Committee and/or the full board if:

•	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.
Problematic Compensation Practices
VOTE WITHHOLD/AGAINST the members of the Compensation Committee and potentially the full board if:
•	There is a negative correlation between chief executive pay and company performance (see Pay for Performance Policy);

•	The company reprices underwater options for stock, cash, or other consideration without prior shareholder approval, even if allowed in the firm’s equity plan;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	2010 RiskMetrics Group U.S. Proxy Voting Guidelines Summary - 11 -

•	RiskMetrics Group www.riskmetrics.com

•	The company fails to fulfill the terms of a burn rate commitment made to shareholders;

•	The company has problematic pay practices. Problematic pay practices may warrant withholding votes from the CEO and potentially the entire board as well.
Other Problematic Governance Practices
VOTE WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered on a CASE-by-CASE basis), if:
•	The company’s proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s)involved. If this information cannot be obtained, withhold from all incumbent directors;

•	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:
A classified board structure;
A supermajority vote requirement;
Majority vote standard for director elections with no carve out for contested elections;
The inability for shareholders to call special meetings;
The inability for shareholders to act by written consent;

A dual-class structure; and/or
A non-shareholder approved poison pill.
Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:
•	Material failures of governance, stewardship, or fiduciary responsibilities at the company;

•	Failure to replace management as appropriate; or

•	Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.
Board Responsiveness
Vote WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered on a CASE-by-CASE basis), if:
•	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares; or

•	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.
Director Independence
Vote WITHHOLD/AGAINST Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:
•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

•	The full board is less than majority independent.
Director Competence
Vote AGAINST or WITHHOLD from individual directors who:
•	Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director’s absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:

•	Degree to which absences were due to an unavoidable conflict;

•	Pattern of absenteeism; and

•	Other extraordinary circumstances underlying the director’s absence;

•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards.
2010 RMG Categorization of Directors
1. Inside Director (I)

1.1.	Employee of the company or one of its affiliates.

1.2.	Among the five most highly paid individuals (excluding interim CEO).

1.3.	Listed as an officer as defined under Section 16 of the Securities and Exchange Act of 1934 (“Section 16 officer”)ii.

1.4.	Current interim CEO.

1.5.	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).

2.	Affiliated Outside Director (AO)Board Attestation

2.1.	Board attestation that an outside director is not independent. Former CEO

2.2.	Former CEO of the companyiii,iv.

2.3.	Former CEO of an acquired company within the past five yearsiv

2.4.	Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO’s employment agreement will be made[v].
Non-CEO Executives

2.5.	Former Section 16 officerii of the company, an affiliate[i] or an acquired firm within the past five years.

2.6.	Section 16 officerii of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years.

2.7.	Section 16 officerii, former Section 16 officer, or general or limited partner of a joint venture or partnership with the company.
Family Members

2.8.	Immediate family membervi of a current or former Section 16 officerii of the company or its affiliates[i] within the last five years.

2.9.
Immediate family membervi of a current employee of company or its affiliates[i] where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).

Transactional, Professional, Financial, and Charitable Relationships

2.10.
Currently provides (or an immediate family membervi provides) professional servicesvii to the company, to an affiliate[i] of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.11.
Is (or an immediate family membervi is) a partner in, or a controlling shareholder or an employee of, an organization which provides professional servicesvii to the company, to an affiliate[i] of the company, or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.12.	Has (or an immediate family membervi has) any material transactional relationshipviii with the company or its affiliates[i] (excluding investments in the company through a private placement).

2.13.
Is (or an immediate family membervi is) a partner in, or a controlling shareholder or an executive officer of, an organization which has any material transactional relationshipviii with the company or its affiliates[i] (excluding investments in the company through a private placement).

2.14.	Is (or an immediate family membervi is) a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments[v]
Other Relationships

2.15.	Party to a voting agreementix to vote in line with management on proposals being brought to shareholder vote.

2.16.	Has (or an immediate family membervi has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee[x].

2.17.	Founderxi of the company but not currently an employee.

2.18.	Any materialxii relationship with the company.

3.	Independent Outside Director (IO)

3.1.	No materialxii connection to the company other than a board seat.

Footnotes:

[i]	“Affiliate” includes a subsidiary, sibling company, or parent company. RMG uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

ii	“Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will be classified as an Affiliated Outsider. If the company provides explicit disclosure that the director is not receiving additional compensation in excess of $10,000 per year for serving in that capacity, then the director will be classified as an Independent Outsider.

iii	Includes any former CEO of the company prior to the company’s initial public offering (IPO).

iv	When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, RMG will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

[v]	RMG will look at the terms of the interim CEO’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. RMG will also consider if a formal search process was underway for a full-time CEO at the time.

vi	“Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

vii	Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; legal services; property management services; realtor services; lobbying services; executive search services; and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services; IT tech support services; educational services; and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

viii	A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues, in the case of a company which follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, in the case of a company which follows NYSE/Amex listing standards. In the case of a company which follows neither of the preceding standards, RMG will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

ix	Dissident directors who are parties to a voting agreement pursuant to a settlement arrangement, will generally be classified as independent unless determined otherwise taking into account the following factors: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

[x]	Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

xi	The operating involvement of the founder with the company will be considered. Little to no operating involvement may cause RMG to deem the founder as an independent outsider.

xii	For purposes of RMG’s director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.
Board-Related Management Proposals
Age Limits
Vote AGAINST management proposal to limit the tenure of outside directors through mandatory retirement ages.
Board Size
Vote FOR proposals seeking to fix the board size or designate a range for the board size.
Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.
Classification/Declassification of the Board
Vote AGAINST proposals to classify (stagger) the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting
Generally vote AGAINST proposals to eliminate cumulative voting.
Director and Officer Indemnification and Liability Protection
Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.
Vote AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.
proposals that would expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.
Vote AGAINST proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e., “permissive indemnification”) but that previously the company was not required to indemnify.
Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:
•	If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

•	If only the director’s legal expenses would be covered.
Establish/Amend Nominee Qualifications
Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.
Filling Vacancies/Removal of Directors
Vote AGAINST proposals that provide that directors may be removed only for cause.
Vote FOR proposals to restore shareholders’ ability to remove directors with or without cause.
Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.
Majority Vote Threshold for Director Elections
Generally vote FOR management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote AGAINST if no carve-out for plurality in contested elections is included.
Term Limits
Vote AGAINST management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.
Board-Related Shareholder Proposals/Initiatives
Age Limits
Vote AGAINST shareholder proposals to limit the tenure of outside directors through mandatory retirement ages.

Annual Election (Declassification) of the Board
Vote FOR shareholder proposals to repeal classified (staggered) boards, and to elect all directors annually.
CEO Succession Planning
Generally vote FOR proposals seeking disclosure on a CEO succession planning policy, considering at a minimum, the following factors:
•	The reasonableness/scope of the request; and

•	The company’s existing disclosure on its current CEO succession planning process.
Cumulative Voting
Generally vote FOR shareholder proposals to restore or provide for cumulative voting unless:
•	The company has proxy access or a similar structure[3] to allow shareholders to dominate directors to the company’s ballot; and

•	The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.
Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).
Establish/Amend Nominee Qualifications
Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and to what degree they may preclude dissident nominees from joining the board.
Vote CASE-BY-CASE on shareholder resolutions seeking a director nominee candidate who possesses a particular subject matter expertise, considering:
•	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

•	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

•	The company disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

•	The scope and structure of the proposal.
Establishment of Board Committees Shareholder Proposals
Generally vote AGAINST shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:
•	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

•	Level of disclosure regarding the issue for which board oversight is sought;

[4]	Similar structure” would be a structure that allows shareholders to nominate candidates who the company will include on the management ballot IN ADDITION TO management’s nominees, and their bios are included in management’s proxy.

•	Company performance related to the issue for which board oversight is sought;

•	Board committee structure compared to that of other companies in its industry sector; and/or

•	The scope and structure of the proposal.
Establishment of Board Policy on Shareholder Engagement
Generally vote FOR shareholders proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:
•	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

•	Effectively disclosed information with respect to this structure to its shareholders;

•	Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

•	The company has an independent chairman or a lead director, according to RMG’s definition. This individual must be made available for periodic consultation and direct communication with major shareholders.
Filling Vacancies/Removal of Directors
Vote AGAINST proposals that provide that directors may be removed only for cause.
Vote FOR proposals to restore shareholders’ ability to remove directors with or without cause.
Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.
Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:
The company maintains the following counterbalancing governance structure:
•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

•	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

•	serves as liaison between the chairman and the independent directors; approves information sent to the board; approves meeting agendas for the board;

•	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•	has the authority to call meetings of the independent directors;

•	if requested by major shareholders, ensures that he is available for consultation and direct communication;

•	Two-thirds independent board;

•	All independent key committees;

•	Established governance guidelines;

•	A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return(TSAR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digitGICS industry group (using Russell 3000 companies only), unless there has been a change in the Chairman/CEO position within that time. For companies not in the Russell 3000 universe, the company must not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns, unless there has been a change in the Chairman/CEO position within that time;

•	The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

•	Egregious compensation practices;

•	Multiple related-party transactions or other issues putting director independence at risk;

•	Corporate and/or management scandals;

•	Excessive problematic corporate governance provisions; or

•	Flagrant actions by management or the board with potential or realized negative impacts on shareholders.
Majority of Independent Directors/Establishment of Independent Committees
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by RMG’s definition of independent outsider. (See Categorization of Directors.)
Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.
Majority Vote Shareholder Proposals
Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.
Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.
Open Access (Proxy Access)
Vote CASE-BY-CASE on shareholder proposals asking for open or proxy access, taking into account:
•	The ownership threshold proposed in the resolution;

•	The proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.
Proxy Contests- Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.
Require More Nominees than Open Seats
Vote AGAINST shareholder proposals that would require a company to nominate more candidates than the number of open board seats.
Term Limits
Vote AGAINST shareholder proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.
Vote No Campaigns
In cases where companies are targeted in connection with public “vote no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly-available information.
SHAREHOLDER RIGHTS & DEFENSES
Advance Notice Requirements for Shareholder Proposals/Nominations
Vote CASE-BY-CASE basis on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.
To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submittal window is the period under which a shareholder must file his proposal/nominations prior to the deadline.
In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.
Amend Bylaws without Shareholder Consent
Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.
Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.
Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.
Vote FOR management proposals to adopt confidential voting.

Control Share Acquisition Provisions
Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.
Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
Vote AGAINST proposals to amend the charter to include control share acquisition provisions.
Vote FOR proposals to restore voting rights to the control shares.
Control Share Cash-Out Provisions
Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.
Vote FOR proposals to opt out of control share cash-out statutes.
Disgorgement Provisions
Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.
Vote FOR proposals to opt out of state disgorgement provisions.
Fair Price Provisions
Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.
Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.
Freeze-Out Provisions
Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.
Green mail
Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.
•	Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Net Operating Loss (NOL) Protective Amendments
For management proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (“NOLs”), the following factors should be considered on a CASE-BY-CASE basis:
•	The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing five-percent holder);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

•	The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.
Poison Pills- Shareholder Proposals to put Pill to a Vote and/or Adopt a Pill Policy
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
•	Shareholders have approved the adoption of the plan; or

•	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.
If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote FOR the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.
Poison Pills- Management Proposals to Ratify Poison Pill
Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.
In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals to ratify a Pill to preserve Net Operating Losses (NOLs)
Vote CASE-BY-CASE on management proposals for poison pill ratification. For management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOLs”), the following factors are considered on a CASE-BY-CASE basis:
•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5%);

•	The value of the NOLs;

•	The term;

•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•	The company’s existing governance structure including: board independence, existing take over defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.
Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.
Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:
•	The election of fewer than 50% of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.
Reincorporation Proposals
Management or shareholder proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns including the following:
Reasons for reincorporation;
•	Comparison of company’s governance practices and provisions prior to and following therein corporation; and

•	Comparison of corporation laws of original state and destination state
Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.
Shareholder Ability to Act by Written Consent
Vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.
Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent taking into account the following factors:
•	Shareholders’ current right to act by written consent;

•	Consent threshold;

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of and management’s response to previous shareholder proposals.
Shareholder Ability to Call Special Meetings
Vote AGAINST management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.
Generally vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:
•	Shareholders’ current right to call special meetings;

•	Minimum ownership threshold necessary to call special meetings (10% preferred);

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of and management’s response to previous shareholder proposals.
Stakeholder Provisions
Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.
State Antitakeover Statutes
Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison
•	pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).
Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote.
Vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE, taking into account:
•	Ownership structure;

•	Quorum requirements; and

•	Supermajority vote requirements.
CAPITAL/RESTRUCTURING
Capital
Adjustments to Par Value of Common Stock
Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock minimum, the following:
•	Past Board Performance:
The company’s use of authorized shares during the last three years; o One- and three-year total shareholder return; and o The board’s governance structure and practices;
•	The Current Request:
Disclosure in the proxy statement of the specific reasons for the proposed increase;
The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model, which examines the company’s need for shares and its three-year total shareholder return; and o Risks to shareholders of not approving the request.
Issue Stock for Use with Rights Plan
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).
Preemptive Rights
Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.
Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights.
Preferred Stock
Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:
•	Past Board Performance:
The company’s use of authorized preferred shares during the last three years; o One- and three-year total shareholder return; and
The board’s governance structure and practices;
•	The Current Request:
Disclosure in the proxy statement of specific reasons for the proposed increase;
In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model, which examines the company’s need for shares and three-year total shareholder return; and
Whether the shares requested are blank check preferred shares, and whether they are declawed.
Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series that has superior voting rights.

Recapitalization
Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:
•	More simplified capital structure;

•	Enhanced liquidity;

•	Fairness of conversion terms;

•	Impact on voting power and dividends;

•	Reasons for the reclassification;

•	Conflicts of interest; and

•	Other alternatives considered.
Reverse Stock Splits
Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.
Vote FOR management proposals to implement a reverse stock split to avoid delisting.
Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.
Share Repurchase Programs
Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
Stock Distributions: Splits and Dividends
Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by RMG.
Tracking Stock
Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:
•	Adverse governance changes;

•	Excessive increases in authorized capital stock;

•	Unfair method of distribution;

•	Diminution of voting rights;

•	Adverse conversion features;

•	Negative impact on stock option plans; and

•	Alternatives such as spin-off.

Restructuring
Appraisal Rights
Vote FOR proposals to restore, or provide shareholders with rights of appraisal.
Asset Purchases
Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
•	Purchase price;

•	Fairness opinion;

•	Financial and strategic benefits;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives for the business;

•	Non-completion risk.
Asset Sales
Vote CASE-BY-CASE on asset sales, considering the following factors:
•	Impact on the balance sheet/working capital;

•	Potential elimination of diseconomies;

•	Anticipated financial and operating benefits;

•	Anticipated use of funds;

•	Value received for the asset;

•	Fairness opinion;

•	How the deal was negotiated;

•	Conflicts of interest.
Bundled Proposals
Vote CASE-BY-CASE on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.
Conversion of Securities
Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.
Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans
Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:
•	Dilution to existing shareholders’ position;

•	Terms of the offer;

•	Financial issues;

•	Management’s efforts to pursue other alternatives;

•	Control issues;

•	Conflicts of interest.
Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.
Formation of Holding Company
Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:
•	The reasons for the change;

•	Any financial or tax benefits;

•	Regulatory benefits;

•	Increases in capital structure;

•	Changes to the articles of incorporation or bylaws of the company.
Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
•	Increases in common or preferred stock in excess of the allowable maximum (see discussion under (“Capital Structure”);

•	Adverse changes in shareholder rights.
Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)
Vote CASE-BY-CASE on going private transactions, taking into account the following:
•	Offer price/premium;

•	Fairness opinion;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives/offers considered; and

•	Non-completion risk.

Vote CASE-BY-CASE on “going dark” transactions, determining whether the transaction enhances shareholder value by taking into consideration:
•	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

•	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:
Are all shareholders able to participate in the transaction?
Will there be a liquid market for remaining shareholders following the transaction?
Does the company have strong corporate governance?
Will insiders reap the gains of control following the proposed transaction?
Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?
Joint Ventures
Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:
•	Percentage of assets/business contributed;

•	Percentage ownership;

•	Financial and strategic benefits;

•	Governance structure;

•	Conflicts of interest;

•	Other alternatives;

•	Noncompletion risk.
Liquidations
Vote CASE-BY-CASE on liquidations, taking into account the following:
•	Management’s efforts to pursue other alternatives;

•	Appraisal value of assets; and

•	The compensation plan for executives managing the liquidation.
Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.
Mergers and Acquisitions
Vote CASE -BY- CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•	Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•	Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Negotiations and process — Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•	Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they didn’t hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “RMG Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•	Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
Plans of Reorganization (Bankruptcy)
Vote CASE-BY-CASE basis on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:
•	Estimated value and financial prospects of the reorganized company;

•	Percentage ownership of current shareholders in the reorganized company;

•	Whether shareholders are adequately represented in the reorganization process particularly through the existence of an Official Equity Committee);

•	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);

•	Existence of a superior alternative to the plan of reorganization; and

•	Governance of the reorganized company.
Private Placements/Warrants/Convertible Debentures
Vote CASE-BY-CASE on proposals regarding private placements taking into consideration:
1.	Dilution to existing shareholders’ position.
•	The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion.
2.	Terms of the offer — discount/premium in purchase price to investor, including any fairness opinion; conversion features; termination penalties; exit strategy.
•	The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial issues.

•	When evaluating the magnitude of a private placement discount or premium, RiskMetrics will consider whether it is affected by liquidity, due diligence, control and monitoring issues, capital scarcity, information asymmetry and anticipation of future performance.
3.	Financial issues include but are not limited to examining the following:
•	Company’s financial situation;

•	Degree of need for capital;

•	Use of proceeds;

•	Effect of the financing on the company’s cost of capital;

•	Current and proposed cash burn rate; and

•	Going concern viability and the state of the capital and credit markets.
4.	Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives. A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger or sale of part or all of the company.
5.	Control issues:
•	Change in management;

•	Change in control,

•	Guaranteed board and committee seats;

•	Standstill provisions; Voting agreements;

•	Veto power over certain corporate actions. Minority versus majority ownership and corresponding minority discount or majority control premium
6.	Conflicts of Interest
•	Conflicts of interest should be viewed from the perspective of the company and the investor.

•	Were the terms of the transaction negotiated at arm’s-length? Are managerial incentives aligned with shareholder interests?
7.	Market reaction
•	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

•	Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.
Special Purpose Acquisition Corporations (SPACs)
Vote on a CASE-BY-CASE basis on SPAC mergers and acquisitions taking into account the following:
•	Valuation — Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction maybe a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

•	Deal timing — A main driver for most transactions is that the SPAC charter typically requires the deal tube complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

•	Negotiations and process — What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.

•	Conflicts of interest — How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an% rule (the charter requires that the fair market value of the target is at least equal to 80% of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.

•	Voting agreements — Are the sponsors entering into enter into any voting agreements/ tender offers with shareholders who are likely to vote AGAINST the proposed merger or exercise conversion rights?

•	Governance — What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?
Spinoffs
Vote CASE-BY-CASE on spin-offs, considering:
•	Tax and regulatory advantages;

•	Planned use of the sale proceeds;

•	Valuation of spinoff;

•	Fairness opinion;

•	Benefits to the parent company;

•	Conflicts of interest;

•	Managerial incentives;

•	Corporate governance changes;

•	Changes in the capital structure.
Value Maximization Shareholder Proposals
Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:
•	Prolonged poor performance with no turnaround in sight;

•	Signs of entrenched board and management;

•	Strategic plan in place for improving value;

•	Likelihood of receiving reasonable value in a sale or dissolution; and

•	Whether company is actively exploring its strategic options, including retaining a financial advisor.
COMPENSATION
Executive Pay Evaluation
Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:
1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long-term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.
Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)
Evaluate executive pay and practices, as well as certain aspects of outside director compensation, on a CASE-BY-CASE basis.
Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:
•	There is a misalignment between CEO pay and company performance (pay for performance);

•	The company maintains problematic pay practices;

•	The board exhibits poor communication and responsiveness to shareholders.

Voting Alternatives
In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices — dissatisfaction with compensation practices can be expressed by voting against MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal, then vote withhold or against compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then vote AGAINST an equity-based plan proposal presented for shareholder approval.
Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:
•	Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A). Consider the measures, goals, and target awards reportedly the company for executives’ short- and long-term incentive awards: disclosure, explanation of their alignment with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;

•	Evaluation of peer group benchmarking used to set target pay or award opportunities. Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay (e.g., median, 75th percentile, etc.,) to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents (e.g., much larger companies) or targeting (e.g., above median);and

•	Balance of performance-based versus non-performance-based pay. Consider the ratio of performance-based (not including plain vanilla stock options) vs. non-performance-based pay elements reported forth CEO’s latest reported fiscal year compensation, especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.
Primary Evaluation Factors for Executive Pay
Pay for Performance
Evaluate the alignment of the CEO’s pay with performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term.
Focus on companies with sustained underperformance relative to peers, considering the following key factors:
•	Whether a company’s one-year and three-year total shareholder returns (“TSR”) are in the bottom half of its industry group (i.e., four-digit GICS — Global Industry Classification Group); and

•	Whether the total compensation of a CEO who has served at least two consecutive fiscal years is aligned with the company’s total shareholder return over time, including both recent and long-term periods.
If a company falls in the bottom half of its four-digit GICS, further analysis of the CD&A is required to better understand the various pay elements and whether they create or reinforce shareholder alignment. Also assess the CEO’s pay relative to the company’s TSR over a time horizon of at least five years. The most recent year-over-year increase or decrease in pay remains a key consideration, but there will be additional emphasis on the long term trend of CEO total compensation relative to shareholder return. Also consider the mix of performance-based compensation relative to total compensation. In general, standard stock options or time-vested restricted stock are not considered to be performance-based. If a company provides performance-based incentives to its executives, the company is highly encouraged to provide the complete disclosure of the performance measure and goals (hurdle rate) so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage.

Problematic Pay Practices
The focus is on executive compensation practices that contravene the global pay principles, including:
•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking; and

•	Options Backdating.
Non-Performance based Compensation Elements
Companies adopt a variety of pay arrangements that may be acceptable in their particular industries, or unique for a particular situation, and all companies are reviewed on a case-by-case basis. However, there are certain adverse practices that are particularly contrary to a performance-based pay philosophy, including guaranteed pay and excessive or inappropriate non-performance-based pay elements.
While not exhaustive, this is the list of practices that carry greatest weight in this consideration and may result in negative vote recommendations on a stand-alone basis. For more details, please refer to RMG’s Compensation FAQ document: http://www.riskmetrics.com/policy/2010 compensation FAQ:
•	Multi-year guarantees for salary increases, non-performance based bonuses, and equity compensation;

•	Including additional years of unworked service that result in significant additional benefits, without sufficient justification, or including long-term equity awards in the pension calculation;

•	Perquisites for former and/or retired executives, and extraordinary relocation benefits (including home buyouts) for current executives;

•	Change-in-control payments exceeding 3 times base salary and target bonus; change-in-control payments without job loss or substantial diminution of duties (“Single Triggers”); new or materially amended agreements that provide for “modified single triggers” (under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package); new or materially amended agreements that provide for an excise tax gross-up (including “modified gross-ups”);

•	Tax Reimbursements related to executive perquisites or other payments such as personal use of corporate aircraft, executive life insurance, bonus, etc; (see also excise tax gross-ups above)

•	Dividends or dividend equivalents paid on unvested performance shares or units;

•	Executives using company stock in hedging activities, such as “cashless” collars, forward sales, equity swaps or other similar arrangements; or

•	Repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval (including cash buyouts and voluntary surrender/subsequent regrant of underwater options).
Incentives that may Motivate Excessive Risk-Taking
Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:
•	Guaranteed bonuses;

•	A single performance metric used for short- and long-term plans;

•	Lucrative severance packages;

•	High pay opportunities relative to industry peers;

•	Disproportionate supplemental pensions; or

•	Mega annual equity grants that provide unlimited upside with no downside risk.
Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.
Options Backdating
Vote CASE-by-CASE on options backdating issues. Generally, when a company has recently practiced options backdating, WITHHOLD from or vote AGAINST the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. When deciding on votes on compensation committee members who oversaw questionable options grant practices or current compensation committee members who fail to respond to the issue proactively, consider several factors, including, but not limited to, the following:
•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.
A CASE-by-CASE analysis approach allows distinctions to be made between companies that had “sloppy” plan administration versus those that acted deliberately and/or committed fraud, as well as those companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.
Board Communications and Responsiveness
Consider the following factors on a CASE-BY-CASE basis when evaluating ballot items related to executive pay:
•	Poor disclosure practices, including:

•	Unclear explanation of how the CEO is involved in the pay setting process;

•	Retrospective performance targets and methodology not discussed;

•	Methodology for benchmarking practices and/or peer group not disclosed and explained.

•	Board’s responsiveness to investor input and engagement on compensation issues, for example:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to respond to concerns raised in connection with significant opposition to MSOP proposals.
Equity-Based and Other Incentive Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:
•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;

•	The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards (see Pay-for-Performance);

•	The company’s three year burn rate exceeds the greater of 2% or the mean plus one standard deviation of its industry group;

•	Liberal Change of Control Definition: The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•	The plan is a vehicle for problematic pay practices. Each of these factors is described below:
Cost of Equity Plans
Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).
The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.
The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s allowable cap.
Repricing Provisions
Vote AGAINST plans that expressly permit the repricing or exchange of underwater stock options without prior shareholder approval, even if the cost of the plan is reasonable. Also, vote AGAINST OR WITHHOLD from members of the Compensation Committee who approved and/or implemented a repricing or an option exchange program, by buying out underwater options for stock, cash or other consideration or canceling underwater options and regranting options with a lower exercise price, without prior shareholder approval, even if such repricings are allowed in their equity plan.
Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.
Three-Year Burn Rate/Burn Rate Commitment
Generally vote AGAINST equity plans for companies whose average three-year burn rates exceeds the greater of: (1) the mean plus one standard deviation of the company’s GICS group segmented by Russell 3000 index and non-Russell 3000 index (per the following Burn Rate Table); and (2) two percent of weighted common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.
The annual burn rate is calculated as follows:
Annual Burn rate = (# of options granted + # of full value shares awarded * Multiplier) / Weighted Average common shares outstanding)

However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation (or 2%, whichever is greater), assuming all other conditions for voting FOR the plan have been met.
If a company fails to fulfill its burn rate commitment, vote AGAINST or WITHHOLD from the compensation committee.
For the Dec. 1, 2009 and future quarterly data downloads, RMG will use the 200-day volatility for the shareholder value transfer and burn rate policies. We will also use the 200-day average stock price for the shareholder value transfer policy.
[Table see original document — BURN RATE TABLE FOR 2010]
For companies that grant both full value awards and stock options to their participants, apply a premium on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:

Stock Price Volatility	Multiplier

54.6% and higher	1 full-value award will count as 1.5 option shares

36.1% or higher and less than 54.6%	1 full-value award will count as 2.0 option shares

24.9% or higher and less than 36.1%	1 full-value award will count as 2.5 option shares

16.5% or higher and less than 24.9%	1 full-value award will count as 3.0 option shares

7.9% or higher and less than 16.5%	1 full-value award will count as 3.5 option shares

Less than 7.9%	1 full-value award will count as 4.0 option shares

Pay-for-Performance- Impact on Equity Plans
If a significant portion of the CEO’s misaligned pay is attributed to equity awards, and there is an equity plan on the ballot, vote AGAINST the equity plan, taking in to consideration:
•	Magnitude of pay increase/decrease in the last fiscal year;

•	Source of pay increase (cash or equity); and

•	Proportion of equity awards granted in the last fiscal year concentrated at the named executive officer level.
See Pay-for-Performance discussion under Executive Pay Evaluation for further details.
Liberal Definition of Change-in-Control
Generally vote AGAINST equity plans if the plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur. Examples of such a definition could include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.
Problematic Pay Practices
If the equity plan on the ballot is a vehicle for problematic pay practices, vote AGAINST the plan.

Specific Treatment of Certain Award Types in Equity Plan Evaluations:
Dividend Equivalent Rights
Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.
Liberal Share Recycling Provisions
Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.
Operating Partnership (OP) units in Equity Plan analysis of Real Estate Investment Trusts (REITs) For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.
Option Overhang Cost
Companies with sustained positive stock performance and high overhang cost attributable to in-the-money options outstanding in excess of six years may warrant a carve-out of these options from the overhang as long as the dilution attributable to the new share request is reasonable and the company exhibits sound compensation practices. Consider, on a CASE-BY-CASE basis, a carve-out of a portion of cost attributable to overhang, considering the following criteria:
•	Performance: Companies with sustained positive stock performance will merit greater scrutiny. Five-year total shareholder return (TSR), year-over-year performance, and peer performance could play a significant role in this determination.

•	Overhang Disclosure: Assess whether optionees have held in-the-money options for a prolonged period(thus reflecting their confidence in the prospects of the company). Note that this assessment would require additional disclosure regarding a company’s overhang. Specifically, the following disclosure would be required:
The number of in-the-money options outstanding in excess of six or more years with a corresponding weighted average exercise price and weighted average contractual remaining term;

The number of all options outstanding less than six years and underwater options outstanding in excess of six years with a corresponding weighted average exercise price and weighted average contractual remaining term;

The general vesting provisions of option grants; and

The distribution of outstanding option grants with respect to the named executive officers;
•	Dilution: Calculate the expected duration of the new share request in addition to all shares currently available for grant under the equity compensation program, based on the company’s three-year average burn rate (or a burn-rate commitment that the company makes for future years). The expected duration will be calculated by multiplying the company’s unadjusted (options and full-value awards accounted on a one-for-one basis) three-year average burn rate by the most recent fiscal year’s weighted average shares outstanding (as used in the company’s calculation of basic EPS) and divide the sum of the new share request and all available shares under the company’s equity compensation program by the product. For example, an expected duration in excess of five years could be considered problematic; and

•	Compensation Practices: An evaluation of overall practices could include: (1) stock option repricing provisions, (2) high concentration ratios (of grants to top executives), or (3) additional practices outlined in the Poor Pay Practices policy.

401 (k) Employee Benefit Plans
Vote FOR proposals to implement a 401 (k) savings plan for employees.
Employee Stock Ownership Plans (ESOPs)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).
Employee Stock Purchase Plans — Qualified Plans
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:
•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is ten percent or less of the outstanding shares. Vote AGAINST qualified employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85 percent of fair market value; or

•	Offering period is greater than 27 months; or

•	The number of shares allocated to the plan is more than ten percent of the outstanding shares.
Employee Stock Purchase Plans — Non-Qualified Plans
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:
•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.
Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.
Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals) Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.
Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.
Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) are considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by RMG.
Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Vote AGAINST proposals if the compensation committee does not fully consist of independent outsiders, as defined in RMG’s classification of director independence.
Option Exchange Programs/Repricing Options
Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:
•	Historic trading patterns — the stock price should not be so volatile that the options are likely to be back” in-the-money” over the near term;

•	Rationale for the re-pricing — was the stock price decline beyond management’s control?

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

•	Option vesting — does the new option vest immediately or is there a black-out period?

•	Term of the option — the term should remain the same as that of the replaced option;

•	Exercise price — should be set at fair market or a premium to market;

•	Participants — executive officers and directors should be excluded.
If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.
In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.
Vote FOR shareholder proposals to put option repricings to a shareholder vote.
Stock Plans in Lieu of Cash
Vote CASE-by-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.
Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.
Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, RMG will not make any adjustments to carve out the in-lieu-of cash compensation.
Transfer Stock Option (TSO) Programs
One-time Transfers: Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.
Vote CASE-BY-CASE on one-time transfers. Vote FOR if:
•	Executive officers and non-employee directors are excluded from participating;

•	Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

•	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.
Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.
Ongoing TSO program: Vote AGAINST equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:
•	Eligibility;

•	Vesting;

•	Bid-price;

•	Term of options;

•	Cost of the program and impact of the TSOs on company’s total option expense

•	Option repricing policy.

•	Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.
Director Compensation
Equity Plans for Non-Employee Directors
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.
On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:
•	Director stock ownership guidelines with a minimum of three times the annual cash retainer.

•	Vesting schedule or mandatory holding/deferral period:
A minimum vesting of three years for stock options or restricted stock; or

Deferred stock payable at the end of a three-year deferral period.
•	Mix between cash and equity:
A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
•	No retirement/benefits and perquisites provided to non-employee directors; and

•	Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Director Retirement Plans
Vote AGAINST retirement plans for non-employee directors.
Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.
Shareholder Proposals on Compensation
Advisory Vote on Executive Compensation (Say-on-Pay)
Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.
Adopt Anti-Hedging/Pledging/Speculative Investments Policy
Generally vote FOR proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.
Bonus Banking/Bonus Banking “Plus”
Vote CASE-BY-CASE on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:
•	The company’s past practices regarding equity and cash compensation;

•	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and

•	Whether the company has a rigorous claw-back policy in place.
Compensation Consultants- Disclosure of Board or Company’s Utilization
Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.
Disclosure/Setting Levels or Types of Compensation for Executives and Directors
Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.
Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.
Vote AGAINST shareholder proposals requiring director fees be paid in stock only.
Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.
Golden Coffins/Executive Death Benefits
Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.
Hold Equity Past Retirement or for a Significant Period of Time
Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain all or a significant portion of the shares acquired through compensation plans, either:
•	while employed and/or for two years following the termination of their employment ; or

•	for a substantial period following the lapse of all other vesting requirements for the award (“lock-up period”), with ratable release of a portion of the shares annually during the lock-up period.

•	The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
Rigorous stock ownership guidelines;
A holding period requirement coupled with a significant long-term ownership requirement; or
A meaningful retention ratio;
•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements;

•	Post-termination holding requirement policies or any policies aimed at mitigating risk taking by senior executives;

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.
A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.
Non-Deductible Compensation
Generally vote FOR proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives due to Internal Revenue Code Section 162(m), while considering the company’s existing disclosure practices.
Pay for Superior Performance
Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. The proposal has the following principles:
•	Sets compensation targets for the Plan’s annual and long-term incentive pay components at or below the peer group median;

•	Delivers a majority of the Plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;

•	Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

•	Establishes performance targets for each plan financial metric relative to the performance of the company’s peer companies;

•	Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

•	Consider the following factors in evaluating this proposal:

•	What aspects of the company’s annual and long-term equity incentive programs are performance driven?

•	If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peergroup?

•	Can shareholders assess the correlation between pay and performance based on the current disclosure?

•	What type of industry and stage of business cycle does the company belong to?
Performance-Based Awards
Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:
•	First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

•	Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.
Pension Plan Income Accounting
Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.
In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.
Pre-Arranged Trading Plans (10b5-1 Plans)
Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:
•	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

•	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

•	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

•	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

•	An executive may not trade in company stock outside the 10b5-1 Plan.

•	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.
Generally vote AGAINST proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.
Recoup Bonuses
Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error. This is line with the clawback provision in the Trouble Asset Relief Program. Many companies have adopted policies that permit recoupment in cases where fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. RMG will take into consideration:
•	If the company has adopted a formal recoupment bonus policy;

•	If the company has chronic restatement history or material financial problems; or

•	If the company’s policy substantially addresses the concerns raised by the proponent.
Severance Agreements for Executives/Golden Parachutes
Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.
Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:
•	The triggering mechanism should be beyond the control of management;

•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

•	Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.
Share Buyback Holding Periods
Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.
Stock Ownership or Holding Period Guidelines
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RMG favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.
Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
Rigorous stock ownership guidelines, or

A holding period requirement coupled with a significant long-term ownership requirement, or

A meaningful retention ratio,
•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.
A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.
Supplemental Executive Retirement Plans (SERPs)
Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.
Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.
Termination of Employment Prior to Severance Payment and Eliminating Accelerated Vesting of Unvested Equity
Vote on a CASE-by-CASE on shareholder proposals seeking a policy requiring termination of employment prior to severance payment, and eliminating accelerated vesting of unvested equity. Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered) are consider a poor pay practice under RMG policy, and may even result in withheld votes from compensation committee members. The second component of this proposal — related to the elimination of accelerated vesting — requires more careful consideration. The following factors will be taken into regarding this policy.
•	The company’s current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares.

•	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.
Generally vote FOR proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).
Tax Gross-Up Proposals
Generally vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

SOCIAL/ENVIRONMENTAL ISSUES
Overall Approach
When evaluating social and environmental shareholder proposals, RMG considers the following factors:
•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	Whether the company’s analysis and voting recommendation to shareholders are persuasive;

•	What other companies have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
Animal Welfare
Animal Testing
Generally vote AGAINST proposals to phase out the use of animals in product testing unless:
•	The company is conducting animal testing programs that are unnecessary or not required by regulation;

•	The company is conducting animal testing when suitable alternatives are commonly accepted and used at industry peers; or

•	There are recent, significant fines or litigation related to the company’s treatment of animals.
Animal Welfare Policies
Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:
•	The company has already published a set of animal welfare standards and monitors compliance;

•	The company’s standards are comparable to industry peers; and

•	There are no recent, significant fines or litigation related to the company’s treatment of animals.

RiskMetrics Group www.riskmetrics.com
Controlled Atmosphere Killing (CAK)
Generally vote AGAINST proposals requesting the implementation of CAK methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.
Vote CASE-BY-CASE on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.
Consumer Issues
Genetically Modified Ingredients
Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.
Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:
•	The company’s business and the proportion of it affected by the resolution;

•	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

•	Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs.
Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.
Generally vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.
Consumer Lending
Vote CASE-BY CASE on requests for reports on the company’s lending guidelines and procedures taking into account:
•	Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;

•	Whether the company has adequately disclosed the financial risks of the lending products in question;

•	Whether the company has been subject to violations of lending laws or serious lending controversies;

•	Peer companies’ policies to prevent abusive lending practices.
Pharmaceutical Pricing, Access to Medicines, and Product Reimportation
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.
Vote CASE-BY-CASE on proposals requesting that the company evaluate report on their product pricing policies or their access to medicine policies, considering:

•	The nature of the company’s business and the potential for reputational and market risk exposure;

•	The existing disclosure of relevant policies;

•	Deviation from established industry norms;

•	The company’s existing, relevant initiatives to provide research and/or products to disadvantaged consumers;

•	Whether the proposal focuses on specific products or geographic regions; and

•	The potential cost and scope of the requested report.
Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.
Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.
Product Safety and Toxic/Hazardous Materials
Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:
•	The company already discloses similar information through existing reports such as a Supplier Code of Conduct and/or a sustainability report;

•	The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

•	The company has not been recently involved in relevant significant controversies, significant fines, or litigation.

•	Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

•	The company’s current level of disclosure regarding its product safety policies, initiatives and oversight mechanisms.

•	Current regulations in the markets in which the company operates; and

•	Recent significant controversies, litigation, or fines stemming from toxic /hazardous materials at the company.
Generally vote AGAINST resolutions requiring that a company reformulate its products.
Tobacco
Vote CASE-BY-CASE on resolutions regarding the advertisement of tobacco products, considering:
•	Recent related fines, controversies, or significant litigation;

•	Whether the company complies with relevant laws and regulations on the marketing of tobacco;

•	Whether the company’s advertising restrictions deviate from those of industry peers;

•	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;

•	Whether restrictions on marketing to youth extend to foreign countries. Vote CASE-BY-CASE on proposals regarding second-hand smoke, considering;

•	Whether the company complies with all laws and regulations;

•	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness;

•	The risk of any health-related liabilities.
Generally vote AGAINST resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.
Generally vote AGAINST proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.
Diversity
Board Diversity
Generally vote FOR requests for reports on the company’s efforts to diversify the board, unless:
•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

•	Vote CASE-BY-CASE on proposals asking the company to increase the gender and racial minority representation on its board, taking into account:

•	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

•	The level of gender and racial minority representation that exists at the company’s industry peers;

•	The company’s established process for addressing gender and racial minority board representation;

•	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

•	The independence of the company’s nominating committee;

•	The company uses an outside search firm to identify potential director nominees; and

•	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.
Equality of Opportunity
Generally vote FOR proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:
•	The company publicly discloses its comprehensive equal opportunity policies and initiatives;

•	The company already publicly discloses comprehensive workforce diversity data; and

•	The company has no recent significant EEO-related violations or litigation.

•	Generally vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant cost and administration burden on the company.
Gender Identity, Sexual Orientation, and Domestic Partner Benefits
Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.
Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.
Climate Change and the Environment
Climate Change
Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations and investments considering:
•	The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is at least comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s environmental performance.
Concentrated Animal Feeding Operations (CAFOs)
Generally vote FOR resolutions requesting companies report to shareholders on the risks and liabilities associated with CAFOs unless:
•	The company has publicly disclosed its environmental management policies for its corporate and contract farming operations, including compliance monitoring; and

•	The company publicly discloses company and supplier farm environmental performance data; or

•	The company does not have company-owned CAFOs and does not directly source from contract farm CAFOs.
Energy Efficiency
Generally vote FOR on proposals requesting a company report on its comprehensive energy efficiency policies, unless:
•	The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

•	The proponent requests adoption of specific energy efficiency goals within specific timelines.
Facility and Operational Safety/Security
Vote CASE-BY-CASE on resolutions requesting that companies report on safety and/or security risks associated with their operations and/or facilities, considering:
•	The company’s compliance with applicable regulations and guidelines;

•	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and,

•	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.
Greenhouse Gas (GHG) Emissions
Generally vote FOR proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:
•	The company already provides current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

•	Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

•	Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;

•	Whether company disclosure lags behind industry peers;

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;

•	The feasibility of reduction of GHGs given the company’s product line and current technology and;

•	Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.
Operations in Protected Areas
Generally vote FOR requests for reports on potential environmental damage as a result of company operations in protected regions unless:
•	Operations in the specified regions are not permitted by current laws or regulations;

•	The company does not currently have operations or plans to develop operations in these protected regions; or,

•	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.
Recycling
Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:
•	The nature of the company’s business;

•	The extent that peer companies are recycling;

•	The timetable prescribed by the proposal and the costs and methods of implementation;

•	Whether the company has a poor environmental track record, such as violations of applicable regulations.
Renewable Energy
Generally vote FOR requests for reports on the feasibility of developing renewable energy resources unless the report is duplicative of existing disclosure or irrelevant to the company’s line of business.
Generally vote AGAINST proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.
General Corporate Issues
Charitable Contributions
Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.
Environmental, Social, and Governance (ESG) Compensation-Related Proposals
Generally vote AGAINST proposals to link, or report on linking, executive compensation to environmental and social criteria (such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, or predatory lending) as the practice of linking executive compensation and such criteria is currently the exception rather than the norm and there appears to be a lack of widely-accepted standards regarding the implementation of effective linkages between executive compensation and corporate non-financial performance. However, the following factors will be considered:
•	Whether the company has significant and persistent controversies or violations regarding social and/or environmental issues;

•	Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;

•	The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and

•	The company’s current level of disclosure regarding its environmental and social performance.
Generally vote AGAINST proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The value of the information sought by such proposals is unclear.
•	Health Pandemics
Vote CASE-BY-CASE on requests for reports outlining the impact of health pandemics (such as HIV/AIDS, Malaria, Tuberculosis, and Avian Flu) on the company’s operations and how the company is responding to the situation, taking into account:
•	The scope of the company’s operations in the affected/relevant area(s);

•	The company’s existing healthcare policies, including benefits and healthcare access; and

•	Company donations to relevant healthcare providers.
Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to health pandemics (such as HIV/AIDS, Malaria, Tuberculosis, and Avian Flu), unless the company has significant operations in the affected markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

Lobbying Expenditures/Initiatives
Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying initiatives, considering:
•	Significant controversies, fines, or litigation surrounding a company’s public policy activities,

•	The company’s current level of disclosure on lobbying strategy, and

•	The impact that the policy issue may have on the company’s business operations.
Political Contributions and Trade Associations Spending
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.
Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.
Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending considering:
•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•	The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.
Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.
Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.
International Issues, Labor Issues, and Human Rights
Community Social and Environmental Impact Assessments
Vote CASE-BY-CASE on requests for reports outlining policies and/or the potential (community) social and/or environmental impact of company operations considering:
•	Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;

•	The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

•	The nature, purpose, and scope of the company’s operations in the specific region(s);

•	The degree to which company policies and procedures are consistent with industry norms; and

•	Scope of the resolution.

Foreign Military Sales/Offsets
Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.
Internet Privacy and Censorship
Vote CASE-BY-CASE on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures considering:
•	The level of disclosure of company policies and procedures relating to privacy, freedom of speech, Internet censorship, and government monitoring of the Internet;

•	Engagement in dialogue with governments and/or relevant groups with respect to the Internet and the free flow of information;

•	The scope of business involvement and of investment in markets that maintain government censorship or monitoring of the Internet;

•	The market-specific laws or regulations applicable to Internet censorship or monitoring that may be imposed on the company; and,

•	The level of controversy or litigation related to the company’s international human rights policies and procedures.
Labor and Human Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.
Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:
•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.
MacBride Principles
Generally vote AGAINST proposals to endorse or increase activity on the MacBride Principles, unless:
•	The company has formally been found to be out of compliance with relevant Northern Ireland fair employment laws and regulations;

•	Failure to implement the MacBride Principles would put the company in an inconsistent position and/or at a competitive disadvantage compared with industry peers;

•	Failure to implement the MacBride Principles would subject the company to excessively negative financial impacts due to laws that some municipalities have passed regarding their contracting operations and companies that have not implemented the MacBride Principles; or

•	The company has had recent, significant controversies, fines or litigation regarding religious-based employment discrimination in Northern Ireland.
Nuclear and Depleted Uranium Weapons
Generally vote AGAINST proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.
Operations in High Risk Markets
Vote CASE-BY-CASE on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:
•	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;

•	Current disclosure of applicable risk assessment(s) and risk management procedures;

•	Compliance with U.S. sanctions and laws;

•	Consideration of other international policies, standards, and laws; and

•	Whether the company has been recently involved in recent, significant controversies, fines or litigation related to its operations in “high-risk” markets.
Outsourcing/Offshoring
Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:
•	Controversies surrounding operations in the relevant market(s);

•	The value of the requested report to shareholders;

•	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and

•	The company’s existing human rights standards relative to industry peers.
Sustainability
Sustainability Reporting
Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:
•	The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame
MUTUAL FUND PROXIES
Election of Directors
Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.
Converting Closed-end Fund to Open-end Fund
Vote CASE-BY-CASE on conversion proposals, considering the following factors:
•	Past performance as a closed-end fund;

•	Market in which the fund invests;

•	Measures taken by the board to address the discount; and

•	Past shareholder activism, board activity, and votes on related proposals.
Proxy Contests
Vote CASE-BY-CASE on proxy contests, considering the following factors:
•	Past performance relative to its peers;

•	Market in which fund invests;

•	Measures taken by the board to address the issues;

•	Past shareholder activism, board activity, and votes on related proposals;

•	Strategy of the incumbents versus the dissidents;

•	Independence of directors;

•	Experience and skills of director candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment.
Investment Advisory Agreements
Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:
•	Proposed and current fee schedules;

•	Fund category/investment objective;

•	Performance benchmarks;

•	Share price performance as compared with peers;

•	Resulting fees relative to peers;

•	Assignments (where the advisor undergoes a change of control).
Approving New Classes or Series of Shares
Vote FOR the establishment of new classes or series of shares.
Preferred Stock Proposals
Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:
•	Stated specific financing purpose;
•	Possible dilution for common shares;
•	Whether the shares can be used for antitakeover purposes.
1940 Act Policies
Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:
•	Potential competitiveness;

•	Regulatory developments;

•	Current and potential returns; and

•	Current and potential risk.
Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.
Changing a Fundamental Restriction to a Nonfundamental Restriction
Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:
•	The fund’s target investments;

•	The reasons given by the fund for the change; and

•	The projected impact of the change on the portfolio.
Change Fundamental Investment Objective to Nonfundamental
Vote AGAINST proposals to change a fund’s fundamental investment objective to non-fundamental.
Name Change Proposals
Vote CASE-BY-CASE on name change proposals, considering the following factors:
•	Political/economic changes in the target market;

•	Consolidation in the target market; and

•	Current asset composition.

Change in Fund’s Subclassification
Vote CASE-BY-CASE on changes in a fund’s sub-classification, considering the following factors:
•	Potential competitiveness;

•	Current and potential returns;

•	Risk of concentration;

•	Consolidation in target industry.
Disposition of Assets/Termination/Liquidation
Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:
•	Strategies employed to salvage the company;

•	The fund’s past performance;

•	The terms of the liquidation.
Changes to the Charter Document
Vote CASE-BY-CASE on changes to the charter document, considering the following factors:
•	• The degree of change implied by the proposal;

•	• The efficiencies that could result;

•	The state of incorporation;

•	Regulatory standards and implications. Vote AGAINST any of the following changes:

•	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

•	Removal of shareholder approval requirement for amendments to the new declaration of trust;

•	Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

•	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;

•	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

•	Removal of shareholder approval requirement to change the domicile of the fund.
Changing the Domicile of a Fund
Vote CASE-BY-CASE on re-incorporations, considering the following factors:
•	Regulations of both states;

•	Required fundamental policies of both states;

•	The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval
Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.
Distribution Agreements
Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:
•	Fees charged to comparably sized funds with similar objectives;

•	The proposed distributor’s reputation and past performance;

•	The competitiveness of the fund in the industry;

•	The terms of the agreement.
Master-Feeder Structure
Vote FOR the establishment of a master-feeder structure.
Mergers
Vote CASE-BY-CASE on merger proposals, considering the following factors:
•	Resulting fee structure;

•	Performance of both funds;

•	Continuity of management personnel;

•	Changes in corporate governance and their impact on shareholder rights.
Shareholder Proposals for Mutual Funds
Establish Director Ownership Requirement
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.
Reimburse Shareholder for Expenses Incurred
Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.
Terminate the Investment Advisor
Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:
•	Performance of the fund’s Net Asset Value (NAV);

•	The fund’s history of shareholder relations;

•	The performance of other funds under the advisor’s management.